UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-22406

Mirae Asset Discovery Funds
(Exact name of registrant as specified in charter)

One Bryant Park, 39th Floor New York, NY	10036
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:   (212) 205-8300

Date of fiscal year end:   April 30

Date of reporting period:   April 30, 2013

Item 1. Reports to Stockholders.

Mirae Asset Discovery Funds

Annual Report
April 30, 2013

Emerging Markets	Sector Leader Fund

Asia	Sector Leader Fund

Emerging Markets	Great Consumer Fund

Asia Global Global	Great Consumer Fund Great Consumer Fund Dynamic Bond Fund

i

Shareholder Letter

April 30, 2013

Dear Shareholder,

During the Funds’ fiscal year ended April 30, 2013, global equities, as measured by the MSCI All Country World Index, posted a healthy return of 15.69%. Developed markets, as represented by the MSCI World Index, closed up 16.70% and emerging markets, as represented by the MSCI Emerging Markets Index, closed up 3.97%. Underlying the overall performance, financial markets experienced bouts of uncertainty and volatility over the course of the twelve months. Negative contributors to market movements included ongoing concerns about global growth, structural problems emanating from Europe, and fiscal reform in the U.S. Positive influences on the market included the European Central Bank’s “Outright Monetary Transactions (“OMT”) program which greatly reduced the tail risk posed by the region, resolution regarding the U.S. “fiscal cliff”, and continued quantitative easing by the US Federal Reserve and notably, in April 2013, by the Bank of Japan.

Global equities markets generally moved together through December 2012. After a sharp decline in May 2012, both the emerging markets and developed markets continued an upward trend throughout the rest of the calendar year and closed up 4.89% and 5.01%, respectively, for the eight month period May – December 2012. Coming into 2013, divergence between the performance of emerging markets and developed markets began. Year-to-date through April 30, 2013, emerging markets declined 0.88%, whereas developed markets rose 11.13%. Aggressive quantitative easing by the United States and Japan was one of the biggest reasons for the divergence resulting from outperformance of developed markets. Concerns regarding China’s slowing growth outlook also contributed to the marked difference in performance. While the broad MSCI Emerging Markets Index underperformed the MSCI World Index, certain emerging markets, such as the Philippines, Thailand and Mexico, delivered impressive returns.

Mirae Asset believes that emerging markets will continue to lead the world in terms of economic growth and provide attractive investment opportunities. The long-term secular trend of rising consumption in emerging economies continues to be a central focus of our investment thesis. We believe that the expansion of the middle class in the world’s emerging markets—in terms of both sheer population size and collective purchasing power—will generate long-term sustainable investment opportunities. Our three “Great Consumer” strategies were specifically developed to invest in companies that we believe will benefit from the ongoing consumption trends in the emerging markets. Our belief led us to trademark “Great Consumer” with the U.S. Patent and Trademark Office in 2012.

As emerging market experts with a global perspective, Mirae Asset pursues excellence in investment management to help our clients achieve their long-term objectives. Through the Mirae Asset Discovery Funds, Mirae Asset Global Investments seeks to provide investors with equity and fixed income investment options that tap the growth and income potential of companies operating in the emerging markets. We take an active approach to investment management and run high-conviction, more concentrated portfolios which generally result in portfolios with weightings which deviate meaningfully from standard industry benchmarks. With our roots in Asia and offices throughout the world, we keep emerging markets at the center of our investment focus. We believe that the world’s emerging economies will provide significant long-term investment opportunities and we hope that you share our enthusiasm for the future.

Sincerely,

Peter Graham

President

Mirae Asset Discovery Funds

ii

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2013

Emerging Markets Sector Leader Fund1

Manager Commentary

The Emerging Markets Sector Leader Fund – Class I shares (the “Fund”) returned 3.19% for the period May 1, 2012 through April 30, 2013. During the same period, the Fund’s benchmark index, the MSCI Emerging Markets Index, returned 4.34%.

Strong stock selection in Indonesia, Korea, Thailand and Colombia were the largest positive contributors to the Fund’s performance. The largest negative contributors to performance came from stock selection in Brazil, China and South Africa. On a sector basis, the Fund’s positions in the consumer staples sector and a significant underweight in the materials sector had the largest positive impact to performance.

During the Fund’s fiscal year, the global markets saw a “muddle-through” environment where global growth remained sub-par due to rebalancing in the US, Europe and China. Nevertheless, we still believed that the vigilant policy makers would try to avoid a financial crisis by providing ample support from a liquidity perspective. Inflation remained less of a concern because of poor money velocity and a slowdown in investment-led growth in China. We believe that the growth momentum that started with inventory re-stocking in October 2012 has dwindled and that 2013 could be another muddle-through year.

Macro uncertainties remain in many parts of the world. In terms of economic outlook, although the US has shown signs of recovery, Europe remains entrenched in recession. Concerns have been voiced about a hard landing in China due to an excessive debt burden. While we share some of these concerns, the stress actually lies in state-owned enterprises rather than in the consumer-facing private sector. We are watching the new governmental regime closely for reforms to help allocate capital more towards the efficient private sector and to control excessive investment-focused growth. We expect Taiwan and Korea to continue to have a difficult year, in light of poor domestic demand and weak export recovery. The recent 25% depreciation in the Japanese yen has further increased competitive pressures for Korean exporters.

We continue to favor India, ASEAN (Association of South-East Asian Nations) and Turkey as longer term strong demographic stories. However, near term election uncertainty in India and slowing demand in the ASEAN region may impact growth momentum.

Brazil remains out of favor due to weak earnings momentum and stagnant economic data while Russia is likely to remain at a discount to the rest of the emerging markets until reform momentum picks up. Our focus outside of Asia remains on consumer and infrastructure names in Turkey, financials and real estate investment trusts in Mexico, and select names in Peru and Panama.

Key investment themes for the Fund currently include rising consumer aspiration, Macau gaming, travel and tourism, ageing populations, technology through smart phones, software manufacturers and secular growth financials in Latin America.

1   Effective August 28, 2012, the Fund’s name changed from Global Emerging Markets Sector Leader Fund to Emerging Markets Sector Leader Fund.

Risk Factors

Equity Securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging Market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

Geographic Concentration Risk – A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2013

Emerging Markets Sector Leader Fund

INVESTMENT OBJECTIVE

The Emerging Markets Sector Leader Fund (“EM Sector Leader”) seeks to achieve long-term capital growth.

FUND PERFORMANCE (AS OF 4/30/13)

	Average Annual Total Returns
	One Year	Since Inception	Expense Ratios[a]
		(9/24/10)	Gross	Net
Class A (MALGX)	2.89%	0.31%	6.82%	1.85%
Class A (with sales charge)[b]	-3.02%	-1.95%	6.82%	1.85%
Class C (MCLGX)	2.17%	-0.44%	7.32%	2.60%
Class C (with sales charge)[c]	1.17%	-0.44%	7.32%	2.60%
Class I (MILGX)	3.19%	0.60%	4.31%	1.60%
MSCI Emerging Markets Index [d]	4.34%	2.12%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

*

The chart represents historical performance of a hypothetical investment of $10,000 in the Emerging Markets Sector Leader Fund and represents the reinvestment of dividends and capital gains in the Fund.

a

The gross expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated August 28, 2012. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2013, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund’s investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2013 can be found in the financial highlights.

b	Reflects the 5.75% maximum sales charge.
c	Reflects the 1.00% maximum deferred sales charge.
d

MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2013

Asia Sector Leader Fund

Manager Commentary

The Asia Sector Leader Fund – Class I shares (the “Fund”) returned 11.72% for the period May 1, 2012 through April 30, 2013. During the same period, the Fund’s benchmark index, the MSCI All Country Asia ex-Japan Index, returned 9.25%.

During this period, strong stock selection drove the outperformance of the Fund versus the index. Stock selection in Indonesia, Korea, and Thailand had positive contributions to the Fund’s performance. The largest negative contributors to performance came from China. On a sector basis, consumer staples, healthcare and telecommunications all contributed positively to the Fund’s returns.

During the Fund’s fiscal year, the global markets saw a “muddle-through” environment where global growth remained sub-par due to rebalancing in the US, Europe and China. Nevertheless, we still believed that the vigilant policy makers would try to avoid a financial crisis by providing ample support from a liquidity perspective. Inflation remained less of a concern because of poor money velocity and a slowdown in investment-led growth in China. We believe that the growth momentum that started with inventory re-stocking in October 2012 has dwindled and that 2013 could be another muddle-through year.

Macro uncertainties remain in many parts of the world. In terms of economic outlook, although the US has shown signs of recovery, Europe remains entrenched in recession. Concerns have been voiced about a hard landing in China due to an excessive debt burden. While we share some of these concerns, we believe the stress actually lies in state-owned enterprises rather than in the consumer-facing private sector. We are watching the new governmental regime closely for reforms to help allocate capital more towards the efficient private sector and to control excessive investment-focused growth. We expect Taiwan and Korea to continue to have a difficult year, in light of poor domestic demand and weak export recovery. The recent 25% depreciation in the Japanese yen has further increased competitive pressures for Korean exporters.

We continue to favor India, ASEAN (Association of South-East Asian Nations) and Turkey as longer term strong demographic stories. However, near term election uncertainty in India and slowing demand in the ASEAN region may impact growth momentum.

Going forward, we continue to be overweight early cyclical sectors such as consumer discretionary and financials in the reflating economies of India and Indonesia. In terms of countries, we favor Hong Kong and China, primarily through large and stable pan-regional companies listed in Hong Kong. We are also positive in consumption themes across India, Thailand and Indonesia. We expect to remain underweight in the export-oriented markets of Korea and Taiwan.

Key investment themes for the Fund currently include rising consumer aspiration, Macau gaming, travel and tourism, ageing populations, technology through smart phones, and software manufacturers.

Risk Factors

Equity Securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging Market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

Geographic Concentration Risk — A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2013

Asia Sector Leader Fund

INVESTMENT OBJECTIVE

The Asia Sector Leader Fund seeks to achieve long-term capital growth.

FUND PERFORMANCE (AS OF 4/30/13)

	Average Annual Total Returns
	One Year	Since Inception	Expense Ratios[a]
		(9/24/10)	Gross	Net
Class A (MALAX)	11.37%	2.59%	8.38%	1.80%
Class A (with sales charge)[b]	4.91%	0.28%	8.38%	1.80%
Class C (MCLAX)	10.54%	1.89%	9.43%	2.55%
Class C (with sales charge)[c]	9.54%	1.89%	9.43%	2.55%
Class I (MILAX)	11.72%	2.92%	4.90%	1.55%
MSCI All Country Asia ex-Japan Index[d]	9.25%	4.40%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

*	The chart represents historical performance of a hypothetical investment of $10,000 in the Asia Sector Leader Fund and represents the reinvestment of dividends and capital gains in the Fund.
a

The gross expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated August 28, 2012. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2013, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund’s investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2013 can be found in the financial highlights.

b	Reflects the 5.75% maximum sales charge.
c	Reflects the 1.00% maximum deferred sales charge.
d

MSCI All Country Asia ex-Japan Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance in the Asia region excluding Japan. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2013

Emerging Markets Great Consumer Fund1

Manager Commentary

The Emerging Markets Great Consumer Fund – Class I shares (the “Fund”) returned 13.30% for the period May 1, 2012 through April 30, 2013. During the same period, the Fund’s benchmark index, the MSCI Emerging Markets Index, returned 4.34%.

The vast majority of the Fund’s outperformance was due to bottom-up stock selection. As an example, the consumer discretionary sector was the third-worst performing sector in the MSCI Emerging Markets Index (after the materials and energy sectors) with a return of -0.80% for the period. Although the Fund was significantly overweight this sector, individual stock selection within this sector resulted in a net positive impact to the Fund’s performance.

On a country basis, the largest contributors to the Fund’s outperformance were Thailand, the Philippines, Korea, Russia, Brazil and Turkey. The major contributors in Korea, China and Hong Kong were companies that benefit from the growth of the tourism industry. In South East Asia, the major contributors were focused on health care, property and traditional consumer sectors, such as department stores and tobacco, which remain very under penetrated in what is a “more emerging” region within greater Asia. Meanwhile, in Eastern Europe, Middle East and Africa (EMEA) and Latin America, traditional consumer segments, such as food retail and beverages, as well as industrials with a focus in segments such as airlines and autos, dominated the Fund’s outperformers.

Overall, we believe the Fund’s bottom-up strategy, which is focused on quality factors, worked successfully amid macro-driven market volatility. Macro uncertainties remain in many parts of the world. In terms of economic outlook, although the US has shown signs of recovery, Europe remains entrenched in recession. Concerns have been voiced about a hard landing in China due to an excessive debt burden. While we share some of these concerns, the stress actually lies in state-owned enterprises rather than in the consumer-facing private sector. We are watching the new governmental regime closely for reforms to help allocate capital more towards the efficient private sector and to control excessive investment-focused growth. We expect Taiwan and Korea to continue to have a difficult year, in light of poor domestic demand and weak export recovery. The recent 25% depreciation in the Japanese yen has further increased competitive pressures for Korean exporters.

Within this global backdrop, we believe that the emerging market consumption theme is one of the most steadily growing areas of the global economy, supported by wage growth, favorable government policies and naturally rising demand. We believe that a selective and active strategy is essential when investing in the emerging market consumption theme. First, domestic situations vary from country to country and the major beneficiaries will also vary according to their own local circumstances. Second, the current consumption trends in the emerging markets are different from the ones in the developed markets at the same stage of economic development. Even more importantly than cultural differences, the internet and mass media are creating new and much earlier demand for various items within the emerging markets.

We remain focused on a strict bottom-up approach. We look to identify the long-term winners in their respective consumer-related segment that have sustainable long-term earnings growth potential. This focus will continue to be combined with a concentrated portfolio approach.

1   Effective August 28, 2012, the Fund’s name changed from Global Emerging Markets Great Consumer Fund to Emerging Markets Great
     Consumer Fund.

Risk Factors

Equity Securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging Market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

Geographic Concentration Risk — A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2013

Emerging Markets Great Consumer Fund

INVESTMENT OBJECTIVE

The Emerging Markets Great Consumer Fund (“EM Great Consumer”) seeks to achieve long-term capital growth.

FUND PERFORMANCE (AS OF 4/30/13)

	Average Annual Total Returns
	One Year	Since Inception	Expense Ratios[a]
		(9/24/10)	Gross	Net
Class A (MECGX)	13.07%	9.36%	6.84%	1.85%
Class A (with sales charge)[b]	6.60%	6.89%	6.84%	1.85%
Class C (MCCGX)	12.19%	8.50%	8.20%	2.60%
Class C (with sales charge)[c]	11.19%	8.50%	8.20%	2.60%
Class I (MICGX)	13.30%	9.61%	4.24%	1.60%
MSCI Emerging Markets Index[d]	4.34%	2.12%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

*

The chart represents historical performance of a hypothetical investment of $10,000 in the Emerging Markets Great Consumer Fund and represents the reinvestment of dividends and capital gains in the Fund.

a

The gross expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated August 28, 2012. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2013, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund’s investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2013 can be found in the financial highlights.

b	Reflects the 5.75% maximum sales charge.
c	Reflects the 1.00% maximum deferred sales charge.
d

MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2013

Asia Great Consumer Fund

Manager Commentary

The Asia Great Consumer Fund – Class I shares (the “Fund”) returned 17.40% for the period May 1, 2012 through April 30, 2013. During the same period, the Fund’s benchmark index, the MSCI All Country Asia ex-Japan Index, returned 9.25%.

The Fund’s outperformance versus the index during this period came mainly from bottom-up stock selection. The major contributors in China, Hong Kong, and Korea were companies that benefit from the growth of the tourism industry. Additionally, the Fund’s holdings in the gaming sector in Macau and in the luxury brand sector contributed to the outperformance. In South East Asia, the major contributors were focused on health care, property and traditional consumer sectors, such as department stores and tobacco, which remain very under penetrated in what is a “more emerging” region within greater Asia.

Overall, we believe the Fund’s bottom-up strategy, which is focused on quality factors, worked successfully amid macro-driven market volatility. Macro uncertainties still exist in Asia. The pressure from the Japanese yen devaluation on non-Japanese exporters is expected to continue. The slowdown of Chinese economic growth is another issue that adds to the uncertainties. Although no one economic trend can be isolated from the others, we believe that consumption within Asia is one of the most steadily growing areas of the global economy, supported by wage growth, favorable government policies and naturally rising demand.

We believe that a selective and active strategy is essential when investing in the emerging market consumption theme. First, domestic situations vary from country to country and the major beneficiaries will also vary according to their own local circumstances. Second, the current consumption trends in the emerging markets are different from the ones in the developed markets at the same stage of economic development. Even more importantly than cultural differences, the internet and mass media are creating new and much earlier demand for various items within the emerging markets. Therefore, we closely monitor trends arising among Asian consumers and try to identify those companies that we expect will be long-term winners.

We continue to be positive on those companies who we expect will benefit from the growing demands for travel, leisure and mobilization trends among the mid-to-high end consumers in the more advanced Asian markets, as well as on those companies who we expect will benefit from the improved purchasing power of low-to-mid end consumers in more developing Asian markets.

We remain focused on a strict bottom-up approach. We look to identify the long-term winners in their respective consumer-related segment that have sustainable long-term earnings growth potential. This focus will continue to be combined with a concentrated portfolio approach.

Risk Factors

Equity Securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging Market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

Geographic Concentration Risk — A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2013

Asia Great Consumer Fund

INVESTMENT OBJECTIVE

The Asia Great Consumer Fund seeks to achieve long-term capital growth.

FUND PERFORMANCE (AS OF 4/30/13)

	Average Annual Total Returns
	One Year	Since Inception	Expense Ratios[a]
		(9/24/10)	Gross	Net
Class A (MGCEX)	17.26%	4.48%	7.38%	1.80%
Class A (with sales charge)[b]	10.55%	2.13%	7.38%	1.80%
Class C (MGCCX)	16.17%	3.66%	9.21%	2.55%
Class C (with sales charge)[c]	15.17%	3.66%	9.21%	2.55%
Class I (MGCIX)	17.40%	4.71%	4.20%	1.55%
MSCI All Country Asia ex-Japan Index[d]	9.25%	4.40%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

*	The chart represents historical performance of a hypothetical investment of $10,000 in the Asia Great Consumer Fund and represents the reinvestment of dividends and capital gains in the Fund.
a

The gross expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated August 28, 2012. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2013, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund’s investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2013 can be found in the financial highlights.

b	Reflects the 5.75% maximum sales charge.
c	Reflects the 1.00% maximum deferred sales charge.
d

MSCI All Country Asia ex-Japan Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance in the Asia region excluding Japan. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2013

Global Great Consumer Fund

Manager Commentary

The Global Great Consumer Fund – Class I shares (the “Fund”) returned 1.93% for the period May 1, 2012 through April 30, 2013. During the same period, the Fund’s benchmark index, the MSCI All Country World index, returned 15.69%.

The MSCI All Country World Index showed significant strength throughout the year, as equities continued to enjoy a meaningful rally on a greater risk appetite in the broader markets, driven largely by unnatural liquidity and additional central bank actions. Throughout the course of the past 12 months, there have been numerous negative surprises and dampening effects on economic growth: continued European sovereign debt issues, austerity measures enacted, the US debt ceiling and fiscal cliff, sequestration issues and China’s slowing gross domestic product growth and government transition standing out as the biggest issues, all of which had generally negative impacts on the global equity markets. Similarly many major economies experienced fractious election cycles: US, Italy, China (government transition), France and scores of other important economies. While the world existed in somewhat of a permanent negative feedback loop, particularly from April through October 2012, there remained a key constant that inflated equity markets: liquidity.

Even with the backdrop of a negative environment for the first six months of the Fund’s fiscal year, equity markets were buoyed by the tremendous liquidity in the broader markets, supported by the US Federal Reserve, the European Central Bank (ECB) to a certain extent and, surprisingly, the Bank of Japan. While confident that the US would support the system, the markets made another sharp move upwards when the ECB announced in September 2012 that they were resolute in their commitment to “do whatever it takes”.

The underperformance of the Fund relative to the benchmark occurred largely in the first few months of the fiscal year, as the Fund’s highly correlated stance to Chinese growth expectations left the Fund exposed to a sharp downturn in valuations of companies with Chinese exposure. The Fund was heavily overweight names that derive a significant portion of their revenues from the region. As a result, the sharp selloff in emerging markets-exposed names had a negative impact on the Fund’s relative performance. As the year progressed, the Fund tracked relatively in line with the benchmark, as we adjusted some of our sector weightings, and some of our largest positions recovered from the sharp sell-off.

The Fund’s performance benefitted most from holdings in the information technology sector.  The Fund’s holdings in MasterCard, Visa and Google led the way.  The Fund’s performance was negatively impacted by allocation to, and stock selection within, the consumer discretionary sector, as many of the China-exposed growth stories were based in this sector.  The Fund’s holdings in the consumer staples and healthcare sectors tracked largely in line with the market, while those in the financial sector also caused a drag on performance.  Avoidance of the utilities, telecommunication and industrial sectors detracted from performance, as those sectors were all in favor throughout the year.

The Fund experienced higher portfolio turnover over the course of the year, as we rotated the portfolio away from negative performing names when we believed the thesis had changed and increased the Fund’s weightings in sectors in which we were previously under invested. Based upon improving fundamentals and attractive valuations, we have increased the Fund’s positioning in the healthcare and financial sectors, while drawing down on holdings in the consumer discretionary sector. The Fund still maintains an overweight position relative to the benchmark in consumer discretionary and is roughly in line with the benchmark in consumer staples.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2013

Global Great Consumer Fund

Manager Commentary (continued)

Looking forward, given longer-term macroeconomic concerns, we believe companies generating a combination of (1) high earnings growth relative to peers and (2) high cash returns, should outperform over the intermediate term, and we remain focused on companies with these attributes.  Based on valuations and our outlook, we retain an overweight position for the Fund in the consumer discretionary sector. While consumers will be challenged with slightly higher tax burdens in the US and continued high levels of unemployment in Europe, we anticipate consumption strength to continue with a gradually improving jobs picture in the US and likely a strong emerging markets consumption rebound.  Our interest in healthcare continues to grow, as we think the sector can benefit from its non-cyclical nature and potentially better-than-expected volume growth.   The technology sector continues to be challenged, but given recent underperformance we believe the sector is poised for a rebound. We have also been adding to our financials exposure, as we believe the sector is poised to continue on its strong performance throughout 2013 based upon underlying fundamentals and improved consumer and industry dynamics.

Risk Factors

Equity Securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Foreign Securities — foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards that U.S. investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments.

Geographic Concentration Risk — A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2013

Global Great Consumer Fund

INVESTMENT OBJECTIVE

The Global Great Consumer Fund seeks to achieve long-term capital growth.

FUND PERFORMANCE (AS OF 4/30/13)

	Average Annual Total Returns
	One Year	Since Inception	Expense Ratios[a]
		(1/31/12)	Gross	Net
Class A (MGUAX)	1.63%	13.80%	8.03%	1.75%
Class A (with sales charge)[b]	-4.25%	8.52%	8.03%	1.75%
Class C (MGUCX)	0.90%	12.91%	8.79%	2.50%
Class C (with sales charge)[c]	-0.09%	12.91%	8.79%	2.50%
Class I (MGUIX)	1.93%	14.07%	4.83%	1.50%
MSCI All Country World Index[d]	15.69%	16.56%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

*	The chart represents historical performance of a hypothetical investment of $10,000 in the Global Great Consumer Fund and represents the reinvestment of dividends and capital gains in the Fund.
a

The gross expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated August 28, 2012. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2013, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund’s investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2013 can be found in the financial highlights.

b	Reflects the 5.75% maximum sales charge.
c	Reflects the 1.00% maximum deferred sales charge.
d

The MSCI All Country World Index is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2013

Global Dynamic Bond Fund

Manager Commentary

The Global Dynamic Bond Fund – Class I shares (the “Fund”) returned 7.74% for the period May 1, 2012 through April 30, 2013. During the same period, the Fund’s composite reference index, 50% Barclays Global Treasury Majors Index (USD Hedged) and 50% Barclays US Emerging Markets Bond Index, returned 7.93%.  During the fiscal year, the Fund maintained an average effective portfolio duration of between 3 and 4.5 years, as our view on the US treasury market was neutral and without significant directional pressure. Additionally, a steep yield curve allowed for higher carry than normal in long-dated securities. As a result, we managed the portfolio to a slightly longer duration than we otherwise would have.

The Fund’s exposure to emerging market sovereign bonds, quasi-sovereign bonds and corporate bonds were mainly in BB and BBB rated instruments. During the Fund’s fiscal year, most of the Fund’s credit risk was managed by investing in US high yield exchange traded funds (ETFs). In general, our exposure to high yield ETFs was between 5% and 10% during 2012. We brought that exposure down to 0% during March, 2013 when we anticipated market risk caused by events in Greece, and returned with an exposure of 3.8% in April when our assessment of these risks turned more positive.

We did not invest heavily in emerging market local currency bonds during the period, as overall interest rate levels were not attractive and general market volatility was too high compared with potential gains. The Fund had currency exposures during the period of between 1% and 2% to the Indian rupee, the Russian ruble, the Brazilian real and the Mexican peso.

We also took an opportunistic view on Italy’s sovereign debt market where good carry was possible due to a less stringent attitude from Germany toward most of the Southern European countries. We managed these exposures around Italy’s national election and eventually sold all of the positions.

Going forward, we think that the current yield curve is still supportive to carry for bonds maturing in 5 to 10 years. We expect to maintain the portfolio’s overall duration between 3 and 5 years. Average credit risk will be maintained above A- under normal conditions, but could be extended to BBB if there is a sell-off in the emerging market credit markets.

We anticipate that emerging market countries will suffer from slower and disappointing growth performance from China. This could be negative for most emerging market countries that rely on commodity exports to fund their import demand. This would apply to most Latin American countries. Growth in the emerging markets during the last two years has been driven by very aggressive and accommodative monetary policies – and not just from developed countries’ central banks. Such growth was easily achieved simply by consuming. However, we feel that the fundamental capacity of many emerging market countries is much weaker than in 2010. Therefore, going forward, we plan to be very selective when investing in emerging local currency bond markets and emerging market corporate bond markets. We expect that selection risk will be significant this year.

Credit spreads are currently at historical lows, limiting the potential returns of US high yield bonds. The current low interest rate environment and more favorable lending standards from banks will be supportive to sustaining a low default rate in the US. However, these low default rates are resulting from external factors, rather than from companies’ fundamental improvements.  Thus, there still remains the risk of some level of market correction.  As a result, we are cautious on the high yield market this year and will approach it tactically.

The rating for each security held by the Fund is generally determined based on the ratings given by the nationally recognized statistical rating organizations Moody’s Investors Service, Standard & Poor’s Ratings Services and Fitch Ratings Ltd. If all three organizations have rated the security, the median rating is used. If only two organizations have rated the security, the lower rating is used. If a single organization has rated the security, that rating is used. Securities that have not been rated by any of the organizations, if any, are shown as “Not Rated.” The ratings represent the opinions of the rating organizations (S&P, Moody’s and Fitch) as to the quality of the securities they rate. The ratings range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Ratings are relative and subjective and are not absolute standards of quality. The ratings provided relate to the underlying securities within the fund and not the fund itself.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2013

Global Dynamic Bond Fund

Manager Commentary (continued)

Risk Factors

Fixed Income Securities – (bonds) tend to experience smaller fluctuations in value than equity securities. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates.

Asset Allocation – the Fund's ability to achieve its investment objective will depend, in part on the investment manager's ability to select the best asset allocation of assets across the various developed and emerging markets. There is a risk that the investment manager's evaluations and assumptions may be incorrect in view of actual market condition.

Credit – the issuer of a fixed income security, or the counterparty to a contract, such as swaps or other derivatives, may become unable or willing to meet its financial obligations. Various market participants, such as rating agencies of pricing services, also may affect the security by downgrading the credit of the issuer of the security, which may decrease the value.

Derivative – the Fund may utilize derivatives for hedging purposes, to enhance returns or to obtain exposure to various market sectors. The risks of derivatives include liquidity, interest rate, market, credit and management risks. The instrument may be also mispriced or improperly valued, and the fund could lose more than the principal amount invested. Unpredictable or rapid changes in the currency markets could also negatively affect the value of currency derivatives, such as currency forward/futures contracts.

Emerging Markets Investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2013

Global Dynamic Bond Fund

INVESTMENT OBJECTIVE

The Global Dynamic Bond Fund seeks to achieve total return as its primary investment objective. The Fund seeks capital preservation as a secondary investment objective.

FUND PERFORMANCE (AS OF 4/30/13)

	Average Annual Total Returns
	One Year	Since Inception	Expense Ratios[a]
		(2/29/12)	Gross	Net
Class A (MAGDX)	7.44%	6.42%	8.25%	1.18%
Class A (with sales charge)[b]	2.60%	2.32%	8.25%	1.18%
Class C (MCGDX)	6.62%	5.63%	9.01%	1.93%
Class C (with sales charge)[c]	5.62%	5.63%	9.01%	1.93%
Class I (MDBIX)	7.74%	6.71%	4.75%	0.93%
Barclays U.S. Emerging Markets Bond Index[d]	10.86%	10.84%
Barclays Global Treasury Majors Index (USD Hedged)[e]	4.97%	4.49%
Blended Benchmark Index[f]	7.93%	7.67%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

*	The chart represents historical performance of a hypothetical investment of $10,000 in the Global Dynamic Bond Fund and represents the reinvestment of dividends and capital gains in the Fund.
a

The gross expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated August 28, 2012. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2013, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund’s investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2013 can be found in the financial highlights.

b	Reflects the 4.50% maximum sales charge.
c	Reflects the 1.00% maximum deferred sales charge.
d

Barclays U.S. Emerging Markets Bond Index includes fixed-and floating-rate USD-denominated debt from emerging markets in the following regions: Americas, Europe, Middle East, Africa, and Asia. For the index, an emerging market is defined as any country that has a long term foreign currency debt sovereign rating of Baa1/BBB+/BBB+ or below, using the middle rating of Moody’s Investors Service, Inc., Standard and Poor’s Ratings Services and Fitch Ratings. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

e

Barclays Global Treasury Majors Index (USD Hedged) tracks fixed-rate local currency government debt of major developed market countries. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

f	The benchmark is an equally-weighted blended composite of (1) Barclays U.S. Emerging Markets Bond Index and (2) Barclays Global Treasury Majors Index (USD Hedged).

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

MIRAE ASSET DISCOVERY FUNDS
Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including wire redemption fees and sales charges, as applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at November 1, 2012 and held for the entire period from November 1, 2012 through April 30, 2013.

The Actual Expense figures in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" for your Fund to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Actual Ending Account Value	Hypothetical Ending Account Value	Actual Expenses Paid During Period	Hypothetical Expenses Paid During Period	Annualized Expense Ratio During Period
Fund		11/1/12	4/30/13	4/30/13	11/1/12 - 4/30/13(1)	11/1/12 - 4/30/13(1)	11/1/12 - 4/30/13

EM Sector Leader Fund	Class A	$1,000.00	$1,070.10	$1,015.62	$9.50	$9.25	1.85%
	Class C	1,000.00	1,066.70	1,011.90	13.32	12.97	2.60%
	Class I	1,000.00	1,071.90	1,016.86	8.22	8.00	1.60%

Asia Sector Leader Fund	Class A	1,000.00	1,112.50	1,015.87	9.43	9.00	1.80%
	Class C	1,000.00	1,108.90	1,012.15	13.33	12.72	2.55%
	Class I	1,000.00	1,113.80	1,017.11	8.12	7.75	1.55%

EM Great Consumer Fund	Class A	1,000.00	1,118.20	1,015.62	9.72	9.25	1.85%
	Class C	1,000.00	1,113.50	1,011.90	13.62	12.97	2.60%
	Class I	1,000.00	1,119.50	1,016.86	8.41	8.00	1.60%

Asia Great Consumer Fund	Class A	1,000.00	1,165.30	1,015.87	9.66	9.00	1.80%
	Class C	1,000.00	1,159.30	1,012.15	13.65	12.72	2.55%
	Class I	1,000.00	1,165.50	1,017.11	8.32	7.75	1.55%

Global Great Consumer Fund	Class A	1,000.00	1,123.20	1,015.82	9.21	9.05	1.75%
	Class C	1,000.00	1,118.70	1,012.10	13.13	12.77	2.50%
	Class I	1,000.00	1,124.40	1,017.06	7.90	7.80	1.50%

Global Dynamic Bond Fund	Class A	1,000.00	1,021.60	1,019.09	5.76	5.76	1.15%
	Class C	1,000.00	1,018.00	1,015.37	9.51	9.49	1.90%
	Class I	1,000.00	1,022.70	1,020.33	4.51	4.51	0.90%

(1)

Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Sector Leader Fund	April 30, 2013

		Shares	Value
Common Stocks (92.8%)
Advanced Info Service Public Co. Ltd. (Wireless Telecommunication Services)		34,700	$319,325
AIA Group Ltd. (Insurance)		91,000	403,994
Air China Ltd. (Airlines)		310,000	250,880
Apollo Hospitals Enterprise Ltd. (Health Care Providers & Services)		19,697	305,016
AVI Ltd. (Food Products)		60,199	362,665
BM&FBOVESPA SA (Diversified Financial Services)		37,000	256,780
Cemex Sab de CV* (Construction Materials)		277,160	312,762
Cognizant Technology Solutions Corp.* (IT Services)		4,142	268,402
Companhia Brasileira de Distribuicao Group - Sponsored ADR (Food & Staples Retailing)		5,771	320,637
Copa Holdings SA (Airlines)		3,304	414,916
Credicorp Ltd. (Commercial Banks)		2,355	354,639
Eurasia Drilling Co. Ltd. - Registered GDR (Energy Equipment & Services)		6,900	269,790
Even Construtora e Incorporadora SA (Household Durables)		70,617	331,194
Fibra Uno Amdinistracion SA* (Real Estate Investment Trusts)		117,135	450,189
Galaxy Entertainment Group Ltd.* (Hotels, Restaurants & Leisure)		83,000	371,686
Godrej Consumer Products Ltd. (Personal Products)		18,417	282,289
Hotel Shilla Co. Ltd. (Hotels, Restaurants & Leisure)		5,255	277,734
Housing Development Finance Corp. Ltd. (Thrifts & Mortgage Finance)		24,908	391,907
HSBC Holdings PLC (Commercial Banks)		37,896	412,662
Hutchison Whampoa Ltd. (Industrial Conglomerates)		31,000	336,770
Industrial & Commerical Bank of China Ltd. (Commercial Banks)		467,000	328,589
Koc Holdings AS (Industrial Conglomerates)		66,215	400,822
Kunlun Energy Co. Ltd. (Oil, Gas & Consumable Fuels)		156,000	305,169
LT Group, Inc.* (Beverages)		510,400	301,403
Lupin Ltd. (Pharmaceuticals)		25,742	335,740
Magazine Luiza SA (Multiline Retail)		58,848	210,382
Malayan Banking Bhd (Commercial Banks)		76,400	241,647
Minor International Public Co. Ltd. (Hotels, Restaurants & Leisure)		323,500	271,237
Mobile TeleSystems - Sponsored ADR (Wireless Telecommunication Services)		14,562	301,433
Moscow Exchange MICEX-RTS OAO* (Diversified Financial Services)		175,165	249,966
ORION Corp. (Food Products)		350	370,278
Prada SpA (Textiles, Apparel & Luxury Goods)		30,500	274,936
PT Bank Mandiri Tbk (Commercial Banks)		298,801	322,778
PT Matahari Department Store Tbk* (Multiline Retail)		251,000	312,459
PT Media Nusantara Citra Tbk (Media)		788,000	253,344
PT Semen Indonesia (Persero) Tbk (Construction Materials)		112,500	212,963
Robinson Department Store Public Co. Ltd. (Multiline Retail)		93,200	253,330
Samsonite International SA (Textiles, Apparel & Luxury Goods)		117,300	288,719
Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)		563	777,115
Sul America SA (Insurance)		42,148	315,059
Sun Art Retail Group Ltd. (Food & Staples Retailing)		168,500	235,382
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)		92,000	341,387
Tata Motors Ltd. (Automobiles)		52,581	292,822
Tencent Holdings Ltd. (Internet Software & Services)		8,300	284,728
Turkiye Halk Bankasi A.S. (Commercial Banks)		39,363	429,338
Universal Robina Corp. (Food Products)		95,450	275,796

TOTAL COMMON STOCKS (Cost $13,110,896)			14,881,059

Preferred Stocks (5.1%)
Companhia de Bebidas DAS Americas (Ambev) (Beverages)		5,300	221,805
Itau Unibanco Holding SA (Commercial Banks)		20,000	335,600
Vale SA - Sponsored ADR (Metals & Mining)		15,757	256,209

TOTAL PREFERRED STOCKS (Cost $922,425)			813,614

TOTAL INVESTMENTS (Cost $14,033,321) — 97.9%			15,694,673

Net other assets (liabilities) — 2.1%			340,240

NET ASSETS — 100.0%			$16,034,913

*	Non-income producing security
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Sector Leader Fund	April 30, 2013

Emerging Markets Sector Leader Fund invested in the following industries as of April 30, 2013:			Emerging Markets Sector Leader Fund invested in securities with exposure to the following countries as of April 30, 2013:

	Value	% of Net Assets		Value	% of Net Assets
Airlines	$665,796	4.2%	Brazil	$2,247,666	14.0%
Automobiles	292,822	1.8%	China	1,099,579	6.9%
Beverages	523,208	3.3%	Cyprus	269,790	1.7%
Commercial Banks	2,425,253	15.2%	Hong Kong	2,393,936	14.8%
Construction Materials	525,725	3.3%	India	1,876,176	11.7%
Diversified Financial Services	506,746	3.2%	Indonesia	1,101,544	6.9%
Energy Equipment & Services	269,790	1.7%	Malaysia	241,647	1.5%
Food & Staples Retailing	556,019	3.5%	Mexico	762,951	4.8%
Food Products	1,008,739	6.3%	Panama	414,916	2.6%
Health Care Providers & Services	305,016	1.9%	Peru	354,639	2.2%
Hotels, Restaurants & Leisure	920,657	5.7%	Philippines	577,199	3.6%
Household Durables	331,194	2.0%	Russia	551,399	3.4%
Industrial Conglomerates	737,592	4.6%	South Africa	362,665	2.3%
Insurance	719,053	4.5%	South Korea	1,425,127	8.9%
Internet Software & Services	284,728	1.8%	Taiwan	341,387	2.1%
IT Services	268,402	1.7%	Thailand	843,892	5.3%
Media	253,344	1.6%	Turkey	830,160	5.2%
Metals & Mining	256,209	1.6%	Other	340,240	2.1%
Multiline Retail	776,171	4.8%
Oil, Gas & Consumable Fuels	305,169	1.9%	Total	$16,034,913	100.0%
Personal Products	282,289	1.8%
Pharmaceuticals	335,740	2.1%
Real Estate Investment Trusts	450,189	2.8%
Semiconductors & Semiconductor Equipment	1,118,502	7.0%
Textiles, Apparel & Luxury Goods	563,655	3.4%
Thrifts & Mortgage Finance	391,907	2.4%
Wireless Telecommunication Services	620,758	3.8%
Other	340,240	2.1%

Total	$16,034,913	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Asia Sector Leader Fund	April 30, 2013

	Shares	Value
Common Stocks (98.7%)
Advanced Info Service Public Co. Ltd. (Wireless Telecommunication Services)	32,100	$295,399
AIA Group Ltd. (Insurance)	68,600	304,549
Air China Ltd. (Airlines)	288,000	233,075
Apollo Hospitals Enterprise Ltd. (Health Care Providers & Services)	16,794	260,062
CapitaMalls Asia Ltd. (Real Estate Management & Development)	131,000	223,404
China Longyuan Power Group Corp. (Independent Power Producers & Energy Traders)	182,000	166,757
CNOOC Ltd. (Oil, Gas & Consumable Fuels)	130,000	242,580
Cognizant Technology Solutions Corp.* (IT Services)	4,560	295,488
Galaxy Entertainment Group Ltd.* (Hotels, Restaurants & Leisure)	68,000	304,515
Godrej Consumer Products Ltd. (Personal Products)	17,149	262,854
Hotel Shilla Co. Ltd. (Hotels, Restaurants & Leisure)	5,146	271,973
Housing Development Finance Corp. Ltd. (Thrifts & Mortgage Finance)	18,582	292,372
HSBC Holdings PLC (Commercial Banks)	33,577	365,631
Hutchison Whampoa Ltd. (Industrial Conglomerates)	33,000	358,497
Industrial & Commerical Bank of China Ltd. (Commercial Banks)	362,000	254,709
Kunlun Energy Co. Ltd. (Oil, Gas & Consumable Fuels)	146,000	285,607
L'Occitane International SA (Specialty Retail)	77,750	225,438
LT Group, Inc.* (Beverages)	455,700	269,101
Lupin Ltd. (Pharmaceuticals)	22,506	293,535
Melco Crown Entertainment Ltd. - Sponsored ADR* (Hotels, Restaurants & Leisure)	12,130	298,519
Minor International Public Co. Ltd. (Hotels, Restaurants & Leisure)	308,800	258,912
ORION Corp. (Food Products)	342	361,814
Ping An Insurance (Group) Co. of China Ltd. (Insurance)	32,500	257,365
Prada SpA (Textiles, Apparel & Luxury Goods)	28,700	258,710
PT Bank Mandiri Tbk (Commercial Banks)	264,179	285,379
PT Matahari Department Store Tbk* (Multiline Retail)	218,000	271,379
PT Media Nusantara Citra Tbk (Media)	930,500	299,157
PT Semen Indonesia (Persero) Tbk (Construction Materials)	138,500	262,181
PT Summarecon Agung Tbk (Real Estate Management & Development)	853,500	228,302
Robinson Department Store Public Co. Ltd. (Multiline Retail)	103,100	280,239
Samsonite International SA (Textiles, Apparel & Luxury Goods)	114,600	282,073
Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	581	801,962
Shree Cement Ltd. (Construction Materials)	3,045	254,464
Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	69,000	220,213
Standard Chartered PLC (Commercial Banks)	10,200	257,764
Sun Art Retail Group Ltd. (Food & Staples Retailing)	142,000	198,363
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	102,000	378,495
Tata Motors Ltd. (Automobiles)	52,283	291,162
Tencent Holdings Ltd. (Internet Software & Services)	7,800	267,577
United Spirits Ltd. (Beverages)	5,222	214,323
Universal Robina Corp. (Food Products)	82,120	237,280

TOTAL COMMON STOCKS (Cost $10,149,478)		11,671,179

TOTAL INVESTMENTS (Cost $10,149,478) — 98.7%		11,671,179

Net other assets (liabilities) — 1.3%		157,886

NET ASSETS — 100.0%		$11,829,065

* Non-income producing security

Asia Sector Leader Fund invested in the following industries as of April 30, 2013:			Asia Sector Leader Fund invested in securities with exposure to the following countries as of April 30, 2013:

	Value	% of Net Assets		Value	% of Net Assets
Airlines	$233,075	2.0%	China	$1,387,351	11.7%
Automobiles	291,162	2.5%	Hong Kong	3,174,378	26.8%
Beverages	483,424	4.1%	India	2,164,260	18.3%
Commercial Banks	1,163,483	9.8%	Indonesia	1,346,398	11.4%
Construction Materials	516,645	4.4%	Philippines	506,381	4.3%
Diversified Telecommunication Services	220,213	1.9%	Singapore	443,617	3.8%
Food & Staples Retailing	198,363	1.7%	South Korea	1,435,749	12.1%
Food Products	599,094	5.1%	Taiwan	378,495	3.2%
Health Care Providers & Services	260,062	2.2%	Thailand	834,550	7.1%
Hotels, Restaurants & Leisure	1,133,919	9.6%	Other	157,886	1.3%
Independent Power Producers & Energy Traders	166,757	1.4%
Industrial Conglomerates	358,497	3.0%	Total	$11,829,065	100.0%
Insurance	561,914	4.7%
Internet Software & Services	267,577	2.2%
IT Services	295,488	2.4%
Media	299,157	2.6%
Multiline Retail	551,618	4.7%
Oil, Gas & Consumable Fuels	528,187	4.5%
Personal Products	262,854	2.2%
Pharmaceuticals	293,535	2.5%
Real Estate Management & Development	451,706	3.8%
Semiconductors & Semiconductor Equipment	1,180,457	9.9%
Specialty Retail	225,438	1.9%
Textiles, Apparel & Luxury Goods	540,783	4.6%
Thrifts & Mortgage Finance	292,372	2.5%
Wireless Telecommunication Services	295,399	2.5%
Other	157,886	1.3%

Total	$11,829,065	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Great Consumer Fund	April 30, 2013

		Shares	Value
Common Stocks (88.3%)
Advanced Info Service Public Co. Ltd. (Wireless Telecommunication Services)		94,300	$867,791
Apollo Hospitals Enterprise Ltd. (Health Care Providers & Services)		16,332	252,908
AVI Ltd. (Food Products)		117,585	708,383
Banregio Grupo Financiero SAB de CV* (Commercial Banks)		128,995	710,825
Big C Supercenter Public Co. Ltd. (Food & Staples Retailing)		109,800	864,479
Brilliance China Automotive Holdings Ltd.* (Automobiles)		694,000	849,624
Coca-Cola Icecek AS (Beverages)		26,480	738,674
Companhia Brasileira de Distribuicao Group - Sponsored ADR (Food & Staples Retailing)		11,185	621,439
Copa Holdings SA (Airlines)		7,550	948,129
Cosan Ltd. (Oil, Gas & Consumable Fuels)		37,065	769,099
CP ALL Public Co. Ltd. (Food & Staples Retailing)		525,000	787,321
Credicorp Ltd. (Commercial Banks)		6,175	929,893
Eurocash SA (Food & Staples Retailing)		45,387	818,108
Fomento Economico Mexicano SAB de CV (Beverages)		64,350	729,870
Galaxy Entertainment Group Ltd.* (Hotels, Restaurants & Leisure)		258,000	1,155,364
Godrej Consumer Products Ltd. (Personal Products)		32,675	500,831
Haier Electronics Group Co. Ltd.* (Household Durables)		229,000	409,018
Hengan International Group Co. Ltd. (Personal Products)		48,500	501,256
Hotel Shilla Co. Ltd. (Hotels, Restaurants & Leisure)		24,439	1,291,636
Hypermarcas SA* (Personal Products)		95,730	764,883
IHH Healthcare Bhd* (Health Care Providers & Services)		322,600	397,748
ITC Ltd. (Tobacco)		177,330	1,082,512
Koc Holdings AS (Industrial Conglomerates)		163,605	990,356
Lenovo Group Ltd. (Computers & Peripherals)		818,000	747,383
LG Household & Health Care Ltd. (Household Products)		1,029	578,415
Life Healthcare Group Holdings Pte, Ltd. (Health Care Providers & Services)		252,040	1,065,972
LT Group, Inc.* (Beverages)		632,200	373,328
Lupin Ltd. (Pharmaceuticals)		43,113	562,302
M Video (Specialty Retail)		50,525	400,961
Magazine Luiza SA (Multiline Retail)		85,020	303,947
Magnit - Registered Sponsored GDR (Food & Staples Retailing)		12,449	634,899
Mobile TeleSystems - Sponsored ADR (Wireless Telecommunication Services)		25,575	529,403
Naspers Ltd. (Media)		9,827	658,349
ORION Corp. (Food Products)		1,386	1,466,302
Prada SpA (Textiles, Apparel & Luxury Goods)		58,300	525,533
PT Global Mediacom Tbk (Media)		2,675,000	598,573
PT Hero Supermarket Tbk* (Food & Staples Retailing)		379,500	177,647
PT Kalbe Farma Tbk (Pharmaceuticals)		6,919,000	989,445
PT Mitra Adiperkasa Tbk (Multiline Retail)		1,318,000	1,118,673
PT Summarecon Agung Tbk (Real Estate Management & Development)		5,157,000	1,379,443
PT Telekomunikasi Indonesia Tbk (Diversified Telecommunication Services)		377,500	454,398
Robinson Department Store Public Co. Ltd. (Multiline Retail)		476,300	1,294,646
Sands China Ltd. (Hotels, Restaurants & Leisure)		210,144	1,102,187
SM Prime Holdings, Inc. (Real Estate Management & Development)		1,918,600	932,491
Sul America SA (Insurance)		103,624	774,591
Sun Art Retail Group Ltd. (Food & Staples Retailing)		606,000	846,537
Tencent Holdings Ltd. (Internet Software & Services)		29,200	1,001,694
Titan Industries Ltd. (Textiles, Apparel & Luxury Goods)		83,040	417,281
Universal Robina Corp. (Food Products)		383,570	1,108,298
Yandex NV* (Internet Software & Services)		25,228	649,369

TOTAL COMMON STOCKS (Cost $32,002,535)			38,382,214

Preferred Stocks (3.0%)
Companhia de Bebidas das Americas - Sponsored ADR (Beverages)		10,966	460,791
Itau Unibanco Holding SA (Commercial Banks)		50,380	$845,377

TOTAL PREFERRED STOCKS (Cost $1,338,497)			1,306,168

TOTAL INVESTMENTS (Cost $33,341,032) — 91.3%			39,688,382

Net other assets (liabilities) — 8.7%			3,780,062

NET ASSETS — 100.0%			$43,468,444

*	Non-income producing security
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Great Consumer Fund	April 30, 2013

Emerging Markets Great Consumer Fund invested in the following industries as of April 30, 2013:			Emerging Markets Great Consumer Fund invested in securities with exposure to the following countries as of April 30, 2013:

	Value	% of Net Assets		Value	% of Net Assets
Airlines	$948,129	2.2%	Brazil	$4,540,127	10.4%
Automobiles	849,624	2.0%	China	3,096,870	7.1%
Beverages	2,302,663	5.4%	Hong Kong	4,041,726	9.3%
Commercial Banks	2,486,095	5.6%	India	2,815,834	6.5%
Computers & Peripherals	747,383	1.7%	Indonesia	4,718,179	10.8%
Diversified Telecommunication Services	454,398	1.0%	Malaysia	397,748	0.9%
Food & Staples Retailing	4,750,430	10.9%	Mexico	1,440,695	3.3%
Food Products	3,282,983	7.6%	Panama	948,129	2.2%
Health Care Providers & Services	1,716,628	4.0%	Peru	929,893	2.1%
Hotels, Restaurants & Leisure	3,549,187	8.2%	Philippines	2,414,117	5.6%
Household Durables	409,018	0.9%	Poland	818,108	1.9%
Household Products	578,415	1.3%	Russia	2,214,632	5.1%
Industrial Conglomerates	990,356	2.3%	South Africa	2,432,704	5.6%
Insurance	774,591	1.7%	South Korea	3,336,353	7.7%
Internet Software & Services	1,651,063	3.8%	Thailand	3,814,237	8.8%
Media	1,256,922	2.9%	Turkey	1,729,030	4.0%
Multiline Retail	2,717,266	6.3%	Other	3,780,062	8.7%
Oil, Gas & Consumable Fuels	769,099	1.8%
Personal Products	1,766,970	4.2%	Total	$43,468,444	100.0%
Pharmaceuticals	1,551,747	3.6%
Real Estate Management & Development	2,311,934	5.2%
Specialty Retail	400,961	0.9%
Textiles, Apparel & Luxury Goods	942,814	2.2%
Tobacco	1,082,512	2.4%
Wireless Telecommunication Services	1,397,194	3.2%
Other	3,780,062	8.7%

Total	$43,468,444	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Asia Great Consumer Fund	April 30, 2013

	Shares	Value
Common Stocks (98.2%)
Advanced Info Service Public Co. Ltd. (Wireless Telecommunication Services)	58,200	$535,583
Apollo Hospitals Enterprise Ltd. (Health Care Providers & Services)	9,432	146,059
Big C Supercenter Public Co. Ltd. (Food & Staples Retailing)	67,900	534,591
Brilliance China Automotive Holdings Ltd.* (Automobiles)	432,000	528,873
CP ALL Public Co. Ltd. (Food & Staples Retailing)	327,700	491,438
Galaxy Entertainment Group Ltd.* (Hotels, Restaurants & Leisure)	161,000	720,982
Godrej Consumer Products Ltd. (Personal Products)	19,658	301,311
Haier Electronics Group Co. Ltd.* (Household Durables)	131,000	233,980
Hengan International Group Co. Ltd. (Personal Products)	31,500	325,558
Hotel Shilla Co. Ltd. (Hotels, Restaurants & Leisure)	14,785	781,408
IHH Healthcare Bhd* (Health Care Providers & Services)	254,900	314,277
ITC Ltd. (Tobacco)	104,564	638,311
Lenovo Group Ltd. (Computers & Peripherals)	532,000	486,073
LG Household & Health Care Ltd. (Household Products)	622	349,635
LT Group, Inc.* (Beverages)	404,900	239,103
Lupin Ltd. (Pharmaceuticals)	29,709	387,480
ORION Corp. (Food Products)	851	900,305
Prada SpA (Textiles, Apparel & Luxury Goods)	40,600	365,980
PT Global Mediacom Tbk (Media)	1,621,500	362,836
PT Hero Supermarket Tbk* (Food & Staples Retailing)	226,500	106,026
PT Kalbe Farma Tbk (Pharmaceuticals)	4,279,000	611,915
PT Mitra Adiperkasa Tbk (Multiline Retail)	864,000	733,332
PT Summarecon Agung Tbk (Real Estate Management & Development)	3,112,000	832,429
PT Telekomunikasi Indonesia Tbk (Diversified Telecommunication Services)	221,500	266,620
Robinson Department Store Public Co. Ltd. (Multiline Retail)	307,900	836,913
Sands China Ltd. (Hotels, Restaurants & Leisure)	128,337	673,116
SM Prime Holdings, Inc. (Real Estate Management & Development)	1,228,700	597,181
Sun Art Retail Group Ltd. (Food & Staples Retailing)	389,500	544,102
Tencent Holdings Ltd. (Internet Software & Services)	17,900	614,053
Titan Industries Ltd. (Textiles, Apparel & Luxury Goods)	52,818	265,414
Universal Robina Corp. (Food Products)	247,710	715,740

TOTAL COMMON STOCKS (Cost $11,516,702)		15,440,624

TOTAL INVESTMENTS (Cost $11,516,702) — 98.2%		15,440,624

Net other assets (liabilities) — 1.8%		288,352

NET ASSETS — 100.0%		$15,728,976

* Non-income producing security

Asia Great Consumer Fund invested in the following industries as of April 30, 2013:			Asia Great Consumer Fund invested in securities with exposure to the following countries as of April 30, 2013:

	Value	% of Net Assets		Value	% of Net Assets
Automobiles	$528,873	3.4%	China	$1,969,786	12.5%
Beverages	239,103	1.5%	Hong Kong	2,522,931	16.0%
Computers & Peripherals	486,073	3.1%	India	1,738,575	11.1%
Diversified Telecommunication Services	266,620	1.7%	Indonesia	2,913,158	18.6%
Food & Staples Retailing	1,676,157	10.7%	Malaysia	314,277	2.0%
Food Products	1,616,045	10.3%	Philippines	1,552,024	9.9%
Health Care Providers & Services	460,336	2.9%	South Korea	2,031,348	12.9%
Hotels, Restaurants & Leisure	2,175,506	13.8%	Thailand	2,398,525	15.2%
Household Durables	233,980	1.5%	Other	288,352	1.8%
Household Products	349,635	2.2%
Internet Software & Services	614,053	3.8%	Total	$15,728,976	100.0%
Media	362,836	2.3%
Multiline Retail	1,570,245	10.0%
Personal Products	626,869	4.0%
Pharmaceuticals	999,395	6.4%
Real Estate Management & Development	1,429,610	9.1%
Textiles, Apparel & Luxury Goods	631,394	4.0%
Tobacco	638,311	4.1%
Wireless Telecommunication Services	535,583	3.4%
Other	288,352	1.8%

Total	$15,728,976	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Global Great Consumer Fund	April 30, 2013

	Shares	Value
Common Stocks (93.4%)
Allergan, Inc. (Pharmaceuticals)	1,730	$196,442
Amadeus IT Holding SA (IT Services)	9,610	283,648
Amazon.com, Inc.* (Internet & Catalog Retail)	1,557	395,182
Anheuser-Busch InBev NV (Beverages)	2,576	245,077
Astellas Pharma., Inc. (Pharmaceuticals)	3,518	204,648
AVI Ltd. (Food Products)	25,228	151,984
Bank of America Corp. (Diversified Financial Services)	18,300	225,273
Bayerische Motoren Werke AG (Automobiles)	2,084	192,231
Brunello Cucinelli SpA* (Textiles, Apparel & Luxury Goods)	17,483	374,330
Citigroup, Inc. (Diversified Financial Services)	6,500	303,290
Compagnie Financiere Richemont AG (Textiles, Apparel & Luxury Goods)	2,300	185,831
eBay, Inc.* (Internet Software & Services)	2,968	155,494
Estee Lauder Cos., Inc. (The) (Personal Products)	2,562	177,675
Galaxy Entertainment Group Ltd.* (Hotels, Restaurants & Leisure)	42,600	190,769
Gilead Sciences, Inc.* (Biotechnology)	3,400	172,176
Google, Inc.* (Internet Software & Services)	531	437,846
Industria de Diseno Textil SA (Specialty Retail)	1,300	174,693
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)	4,727	265,894
L'Oreal SA (Personal Products)	1,200	213,952
MasterCard, Inc. (IT Services)	750	414,698
NIKE, Inc. (Textiles, Apparel & Luxury Goods)	5,445	346,302
Pinault-Printemps-Redoute SA (Multiline Retail)	830	182,576
Prada SpA (Textiles, Apparel & Luxury Goods)	22,210	200,208
PT Summarecon Agung Tbk (Real Estate Management & Development)	1,085,929	290,475
Sanofi (Pharmaceuticals)	1,700	186,292
Starbucks Corp. (Hotels, Restaurants & Leisure)	4,435	269,825
Tencent Holdings Ltd. (Internet Software & Services)	5,300	181,814
Toyota Motor Corp. (Automobiles)	3,800	219,883
Unilever PLC (Food Products)	5,835	252,478
Union Pacific Corp. (Road & Rail)	1,213	179,475
Visa, Inc. (IT Services)	2,428	409,021
Walt Disney Co. (The) (Media)	4,325	271,783
Wells Fargo & Co. (Commercial Banks)	4,540	172,429

TOTAL COMMON STOCKS (Cost $6,911,637)		8,123,694

Preferred Stock (2.1%)
Volkswagen AG (Automobiles)	916	185,632

TOTAL PREFERRED STOCK (Cost $210,488)		185,632

TOTAL INVESTMENTS (Cost $7,122,125) — 95.5%		8,309,326

Net other assets (liabilities) — 4.5%		393,070

NET ASSETS — 100.0%		$8,702,396

* Non-income producing security

Global Great Consumer Fund invested in the following industries as of April 30, 2013:			Global Great Consumer Fund invested in securities with exposure to the following countries as of April 30, 2013:

	Value	% of Net Assets		Value	% of Net Assets
Automobiles	$597,746	6.8%	Belgium	$245,077	2.8%
Beverages	245,077	2.8%	China	181,814	2.1%
Biotechnology	172,176	2.0%	France	582,820	6.7%
Commercial Banks	172,429	2.0%	Germany	377,863	4.3%
Diversified Financial Services	528,563	6.1%	Hong Kong	390,977	4.5%
Food Products	404,462	4.6%	Indonesia	290,475	3.3%
Hotels, Restaurants & Leisure	726,488	8.4%	Italy	374,330	4.3%
Internet & Catalog Retail	395,182	4.5%	Japan	424,531	4.9%
Internet Software & Services	775,154	8.9%	South Africa	151,984	1.7%
IT Services	1,107,367	12.8%	Spain	458,341	5.3%
Media	271,783	3.1%	Switzerland	185,831	2.1%
Multiline Retail	182,576	2.1%	United Kingdom	252,478	2.9%
Personal Products	391,627	4.5%	United States	4,392,805	50.6%
Pharmaceuticals	587,382	6.8%	Other	393,070	4.5%
Real Estate Management & Development	290,475	3.3%
Road & Rail	179,475	2.1%	Total	$8,702,396	100.0%
Specialty Retail	174,693	2.0%
Textiles, Apparel & Luxury Goods	1,106,671	12.7%
Other	393,070	4.5%

Total	$8,702,396	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Global Dynamic Bond Fund	April 30, 2013

		Shares or Principal Amount	Value
Foreign Bonds+ (2.9%)
Mexico — 1.7%
Mexican Bonos Desarr Fixed Rate, Series M, 9.00%, 6/20/13		3,000,000	$249,020
Russia — 1.2%
RZD Capital Ltd. - Registered Shares, 8.30%, 4/2/19		5,000,000	168,899

TOTAL FOREIGN BONDS (Cost $396,907)			417,919

Yankee Dollar Bonds (52.7%)
Banco de Credito e Inversiones(a), 4.00%, 2/11/23		250,000	252,123
Bank VTB North-West OJSC(b), 5.01%, 9/29/15		500,000	516,249
CNPC General Capital Ltd.(a), 2.75%, 4/19/17		200,000	208,222
Croatia Government International Bond - Registered Shares, 6.63%, 7/14/20		250,000	286,125
Development Bank of Kazakhstan - Registered Shares, 5.50%, 12/20/15		250,000	268,750
Development Bank of Kazakhstan JSC(a), 4.13%, 12/10/22		250,000	247,625
GTL Trade Finance, Inc. - Registered Shares, 7.25%, 10/20/17		100,000	116,750
Hana Bank(a), 3.50%, 10/25/17		500,000	535,177
Hazine Mustesarligi Varlik - Registered Shares, 2.80%, 3/26/18		250,000	251,250
ICICI Bank Ltd. - Registered Shares, 4.75%, 11/25/16		200,000	215,454
Indian Oil Corp. Ltd. - Registered Shares, 5.63%, 8/2/21		200,000	226,809
Petroleos de Venezuela SA - Registered Shares, 9.00%, 11/17/21		100,000	94,750
PhosAgro OAO(a), 4.20%, 2/13/18		200,000	205,000
PT Pertamina(a), 4.88%, 5/3/22		250,000	266,575
Samarco Mineracao SA(a), 4.13%, 11/1/22		400,000	393,499
State of Israel, 3.15%, 6/30/23		250,000	253,172
State Oil Co. of the Azerbaijan Republic, 5.45%, 2/9/17		250,000	269,375
Telecom Italia Capital SA, 7.72%, 6/4/38		100,000	111,478
Telefonica Emisiones SAU, 5.46%, 2/16/21		250,000	276,174
Tencent Holdings Ltd. - Registered Shares, 4.63%, 12/12/16		500,000	547,424
Turk EximBank(a), 5.88%, 4/24/19		250,000	284,688
Turkiye Garanti Bankasi(a), 4.00%, 9/13/17		250,000	263,125
Vale Overseas Ltd., 6.88%, 11/21/36		300,000	357,728
Vnesheconombank - Registered Shares, 5.38%, 2/13/17		500,000	545,300
Votorantim Cimentos SA - Registered Shares, 7.25%, 4/5/41		250,000	286,875
VTB Bank OJSC(a), 6.95%, 10/17/22		200,000	213,000

TOTAL YANKEE DOLLAR BONDS (Cost $7,104,746)			7,492,697

Convertible Corporate Bond (7.0%)
South Korea — 7.0%
Lotte Shopping Co. Ltd., 0.28%, 7/5/16		1,000,000	991,250

TOTAL CONVERTIBLE CORPORATE BOND (Cost $971,276)			991,250

Exchange Traded Funds (3.8%)
iShares iBoxx $ High Yield Corporate Bond Fund (Corp/Pref-High Yield)		1,500	143,775
SPDR Barclays Capital High Yield Bond (Corp/Pref-High Yield)		9,500	396,625

TOTAL EXCHANGE TRADED FUNDS (Cost $531,181)			540,400

Supernational Bank (1.6%)
Inter-American Development Bank, Series E, 5.00%, 7/24/15		12,000,000	221,233

TOTAL SUPERNATIONAL BANK (Cost $223,450)			221,233

U.S. Treasury Obligations (24.6%)
U.S. Treasury Notes, 0.25%, 2/28/14		2,000,000	2,002,266
U.S. Treasury Notes, 0.25%, 3/31/15		1,000,000	1,000,938
U.S. Treasury Notes, 0.75%, 2/28/18		500,000	502,696

TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,496,741)			3,505,900

TOTAL INVESTMENTS (Cost $12,724,301) — 92.6%			13,169,399

Net other assets (liabilities) — 7.4%			1,058,241

NET ASSETS — 100.0%			$14,227,640

+	Principal amounts are disclosed in local currency and value amounts are disclosed in U.S. Dollars.
(a)

Security is exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2013.

SPDR	Standard & Poor’s Depositary Receipts

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Global Dynamic Bond Fund	April 30, 2013

Global Dynamic Bond Fund invested in the following industries as of April 30, 2013:			Global Dynamic Bond Fund invested in securities with exposure to the following countries as of April 30, 2013:

	Value	% of Net Assets		Value	% of Net Assets
Agricultural Chemicals	$205,000	1.4%	Azerbaijan	$269,375	1.9%
Commercial Banks Non-US	1,995,128	14.1%	Brazil	1,038,102	7.3%
Corp/Pref-High Yield	540,400	3.8%	Chile	252,123	1.8%
Diversified Operations	286,875	2.0%	China	755,646	5.3%
Export/import Bank	284,688	2.0%	Croatia	286,125	2.0%
Internet Application Software	547,424	3.8%	India	442,263	3.1%
Metal - Iron	751,227	5.3%	Indonesia	266,575	1.9%
Oil Companies - Exploration & Production	474,797	3.4%	Ireland	205,000	1.4%
Oil Companies-Integrated	364,125	2.6%	Israel	253,172	1.8%
Oil Refining & Marketing	226,809	1.6%	Kazakhstan	516,375	3.6%
Retail-Regional Department Store	991,250	7.0%	Luxembourg	111,478	0.8%
Sovereign	4,545,467	31.9%	Mexico	249,020	1.7%
Sovereign Agency	545,300	3.8%	Russia	1,443,448	10.2%
Special Purpose Banks	516,375	3.6%	South Korea	1,526,427	10.8%
Steel-specialty	116,750	0.8%	Spain	276,174	1.9%
Supernational Bank	221,233	1.6%	Turkey	799,063	5.6%
Telephone-Integrated	387,652	2.7%	United States	4,267,533	30.0%
Transport-Rail	168,899	1.2%	Venezuela	94,750	0.7%
Other	1,058,241	7.4%	Virgin Islands, British	116,750	0.8%
			Other	1,058,241	7.4%
Total	$14,227,640	100.0%
			Total	$14,227,640	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Statements of Assets and Liabilities	April 30, 2013

	EM Sector Leader Fund	Asia Sector Leader Fund	EM Great Consumer Fund
Assets:
Investments, at value (Cost $14,033,321, $10,149,478 and $33,341,032)	$15,694,673	$11,671,179	$39,688,382
Foreign currency, at value (Cost $41,965, $23,714 and $10,746)	41,996	23,714	10,810
Cash equivalents	189,305	218,465	3,550,605
Unrealized appreciation on spot currency contracts	6	6	2,008
Dividends and interest receivable	54,702	18,798	46,232
Receivable for investments sold	190,027	229,742	539,950
Receivable for capital shares issued	7,386	—	399,544
Reclaims receivable	1,595	1,569	8,920
Receivable from Advisor	1,058	8,432	1,959
Prepaid expenses	11,353	11,059	21,009
Total Assets	16,192,101	12,182,964	44,269,419
Liabilities:
Unrealized depreciation on spot currency contracts	138	122	12
Payable for investments purchased	72,810	281,493	479,566
Payable for capital shares redeemed	—	—	2,635
Accrued foreign taxes	19,225	18,522	201,319
Accrued expenses:
Administration	1,342	1,342	1,342
Distribution	681	774	6,646
Fund accounting	2,659	2,614	2,402
Transfer agent	9,774	8,692	15,114
Custodian	3,711	3,060	4,767
Compliance services	2,020	1,509	4,322
Legal and audit fees	41,336	33,406	75,818
Trustee	437	326	935
Other	3,055	2,039	6,097
Total Liabilities	157,188	353,899	800,975
Net Assets	$16,034,913	$11,829,065	$43,468,444
Net Assets consist of:
Capital	$16,977,929	$10,635,959	$38,511,375
Accumulated net investment income (loss)	13,438	(49,220)	(117,095)
Accumulated net realized gains (losses) on investments and foreign currency	(2,600,050)	(260,452)	(1,069,185)
Net unrealized appreciation (depreciation) on investments and foreign currency	1,643,596	1,502,778	6,143,349
Net Assets	$16,034,913	$11,829,065	$43,468,444
Net Assets:
Class A	$1,247,369	$1,552,409	$14,799,304
Class C	545,033	592,095	5,440,516
Class I	14,242,511	9,684,561	23,228,624
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):
Class A	129,706	145,309	1,222,482
Class C	57,798	56,438	458,397
Class I	1,470,129	899,037	1,907,793
Net Asset Value (redemption price per share):
Class A	$9.62	$10.68	$12.11
Class C	$9.43	$10.49	$11.87
Class I	$9.69	$10.77	$12.18
Maximum Sales Charge:
Class A	5.75%	5.75%	5.75%
Maximum Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent per share):
Class A	$10.21	$11.33	$12.85

See accompanying notes to financial statements

Mirae Asset Discovery Funds
Statements of Assets and Liabilities	April 30, 2013

	Asia Great Consumer Fund	Global Great Consumer Fund	Global Dynamic Bond Fund
Assets:
Investments, at value (Cost $11,516,702, $7,122,125 and $12,724,301)	$15,440,624	$8,309,326	$13,169,399
Foreign currency, at value (Cost $–, $21,806 and $–)	—	21,999	—
Cash equivalents	416,939	384,546	973,166
Dividends and interest receivable	13,800	8,053	98,837
Receivable for investments sold	26,694	—	—
Reclaims receivable	15,420	4,836	—
Receivable from Advisor	1,557	4,775	19,477
Prepaid expenses	15,561	8,591	10,512
Total Assets	15,930,595	8,742,126	14,271,391
Liabilities:
Unrealized depreciation on spot currency contracts	6	—	—
Payable for investments purchased	31,148	—	—
Payable to Custodian	5,958	—	—
Accrued foreign taxes	106,890	—	—
Accrued expenses:
Administration	1,342	1,343	1,342
Distribution	793	617	574
Fund accounting	2,418	2,532	1,356
Transfer agent	8,913	8,501	8,318
Custodian	2,249	2,640	2,412
Compliance services	1,807	1,154	1,638
Legal and audit fees	37,329	20,923	25,504
Trustee	391	249	354
Other	2,375	1,771	2,253
Total Liabilities	201,619	39,730	43,751
Net Assets	$15,728,976	$8,702,396	$14,227,640
Net Assets consist of:
Capital	$13,634,784	$7,453,248	$13,665,645
Accumulated net investment income (loss)	(125,097)	(21,276)	10,396
Accumulated net realized gains (loss) on investments and foreign currency	(1,594,347)	83,014	106,233
Net unrealized appreciation (depreciation) on investments and foreign currency	3,813,636	1,187,410	445,366
Net Assets	$15,728,976	$8,702,396	$14,227,640
Net Assets:
Class A	$1,713,783	$677,030	$537,747
Class C	577,650	604,677	566,364
Class I	13,437,543	7,420,689	13,123,529
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):
Class A	152,903	58,473	51,207
Class C	52,558	52,701	54,041
Class I	1,192,431	640,252	1,248,800
Net Asset Value (redemption price per share):
Class A	$11.21	$11.58	$10.50
Class C	$10.99	$11.47	$10.48
Class I	$11.27	$11.59	$10.51
Maximum Sales Charge:
Class A	5.75%	5.75%	4.50%
Maximum Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent per share):
Class A	$11.89	$12.29	$10.99

See accompanying notes to financial statements

Mirae Asset Discovery Funds
Statements of Operations	For the year ended April 30, 2013

	EM Sector Leader Fund	Asia Sector Leader Fund	EM Great Consumer Fund
Investment Income:
Dividend income	$407,303	$234,397	$402,292
Foreign tax withholding	(35,976)	(23,440)	(35,679)
Total Investment Income	371,327	210,957	366,613
Expenses:
Advisory fees	177,601	126,811	266,966
Administration fees	69,872	69,872	69,872
Distribution fees Class A	2,719	3,090	13,512
Distribution fees Class C	6,037	5,322	17,544
Fund accounting fees	65,996	64,483	60,887
Transfer agent fees	20,487	7,387	73,762
Class A	17,494	17,494	17,494
Class C	17,494	17,494	17,494
Class I	17,494	17,494	17,494
Custodian fees	28,344	28,799	40,593
Compliance service fees	22,886	17,913	32,442
Trustee fees	40,940	32,076	57,321
Legal and audit fees	88,354	71,093	137,687
State registration and filing fees	42,744	39,857	43,658
Other fees	32,657	23,734	37,903
Total Expenses before fee reductions	651,119	542,919	904,629
Waivers and/or reimbursements from the Advisor	(369,558)	(335,878)	(463,112)
Waivers from the Administrator	(1,680)	(1,680)	(1,680)
Total Net Expenses	279,881	205,361	439,837
Net Investment Income (Loss)	91,446	5,596	(73,224)
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions:
Net realized gains (losses) on investments and foreign currency transactions	(728,244)	954,922	(256,339)
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	1,157,416	520,331	4,492,451
Net Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions	429,172	1,475,253	4,236,112
Change in Net Assets Resulting From Operations	$520,618	$$1,480,849	$4,162,888

See accompanying notes to financial statements

Mirae Asset Discovery Funds
Statements of Operations	For the year ended April 30, 2013

	Asia Great Consumer Fund	Global Great Consumer Fund	Global Dynamic Bond Fund
Investment Income:
Dividend income	$155,706	$142,371	$33,276
Interest income	—	—	404,336
Foreign tax withholding	(13,817)	(10,338)	(158)
Total Investment Income	141,889	132,033	437,454
Expenses:
Advisory fees	149,913	84,728	82,955
Administration fees	69,872	69,872	69,872
Distribution fees Class A	2,391	1,415	1,298
Distribution fees Class C	4,624	5,397	5,228
Fund accounting fees	62,719	47,483	38,152
Transfer agent fees	4,611	2,607	1,170
Class A	17,494	17,494	17,494
Class C	17,494	17,494	17,494
Class I	17,494	17,494	17,494
Custodian fees	25,020	6,522	6,324
Compliance service fees	20,517	10,851	15,281
Trustee fees	36,533	19,468	27,617
Legal and audit fees	81,404	41,151	79,346
State registration and filing fees	35,702	3,835	1,232
Other fees	28,923	9,008	11,478
Total Expenses before fee reductions	574,711	354,819	392,435
Waivers and/or reimbursements from the Advisor	(333,094)	(213,482)	(270,261)
Waivers from the Administrator	(1,680)	(1,680)	(1,680)
Total Net Expenses	239,937	139,657	120,494
Net Investment Income (Loss)	(98,048)	(7,624)	316,960
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions:
Net realized gains (losses) on investments and foreign currency transactions	604,143	75,692	102,788
Net realized gains (losses) on futures contracts	—	—	2,858
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	2,001,636	72,346	435,104
Net Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions	2,605,779	148,038	540,750
Change in Net Assets Resulting From Operations	$2,507,731	$140,414	$857,710

See accompanying notes to financial statements

Mirae Asset Discovery Funds
Statements of Changes in Net Assets	For the Periods Indicated

	EM Sector Leader Fund		Asia Sector Leader Fund
	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012
From Investment Activities:
Operations:
Net investment income (loss)	$91,446	$12,877	$5,596	$(55,625)
Net realized gains (losses) on investments and foreign currency transactions	(728,244)	(1,926,959)	954,922	(1,303,716)
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	1,157,416	(675,582)	520,331	(194,701)
Change in net assets resulting from operations	520,618	(2,589,664)	1,480,849	(1,554,042)
Distributions to Shareholders From:
Net investment income
Class I	—	(3,797)	—	—
Net realized gains on investments
Class A	—	(31,066)	—	(59)
Class C	—	(31,058)	—	(58)
Class I	—	(522,721)	—	(1,165)
Change in net assets from distributions	—	(588,642)	—	(1,282)
Change in net assets from capital transactions	(2,902,737)	3,885,507	(2,622,661)	2,258,080
Change in net assets	(2,382,119)	707,201	(1,141,812)	702,756
Net Assets:
Beginning of period	18,417,032	17,709,831	12,970,877	12,268,121
End of period	$16,034,913	$18,417,032	$11,829,065	$12,970,877
Accumulated net investment income (loss)	$13,438	$(55,488)	$(49,220)	$(82,160)
Capital Transactions:
Class A
Proceeds from shares issued	$545,060	$708,709	$654,602	$329,087
Dividends reinvested	—	24,923	—	42
Cost of shares redeemed	(468,199)	(66,979)	(106,242)	(348)
Redemption Fees	28	169	2	7
Class C
Proceeds from shares issued	49,764	388,852	—	55,400
Dividends reinvested	—	17,424	—	41
Cost of shares redeemed	(301,142)	(78,806)	(416)	—
Redemption Fees	8	—	—	—
Class I
Proceeds from shares issued	132,230	3,021,561	12,982	1,877,295
Dividends reinvested	—	386,524	—	956
Cost of shares redeemed	(2,860,486)	(516,870)	(3,183,589)	(4,400)
Redemption fees	—	—	—	—
Change in net assets from capital transactions	$(2,902,737)	$3,885,507	$(2,622,661)	$2,258,080
Share Transactions:
Class A
Issued	60,568	73,883	69,712	35,601
Reinvested	—	3,123	—	5
Redeemed	(52,394)	(6,812)	(10,779)	(37)
Class C
Issued	5,684	36,374	—	5,902
Reinvested	—	2,203	—	5
Redeemed	(34,227)	(8,674)	(45)	—
Class I
Issued	14,198	314,816	1,348	196,758
Reinvested	—	48,255	—	119
Redeemed	(299,275)	(55,582)	(305,753)	(463)
Change in shares	(305,446)	407,586	(245,517)	237,890

See accompanying notes to financial statements

Mirae Asset Discovery Funds
Statements of Changes in Net Assets	For the Periods Indicated

	EM Great Consumer Fund		Asia Great Consumer Fund
	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 30, 2013	Year Ended April 30, 2012
From Investment Activities:
Operations:
Net investment income (loss)	$(73,224)	$(38,613)	$(98,048)	$(90,645)
Net realized gains (losses) on investments and foreign currency transactions	(256,339)	(853,794)	604,143	(1,113,420)
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	4,492,451	(265,994)	2,001,636	(75,473)
Change in net assets resulting from operations	4,162,888	(1,158,401)	2,507,731	(1,279,538)
Distributions to Shareholders From:
Net realized gains on investments
Class A	—	(23,860)	—	—
Class C	—	(17,329)	—	—
Class I	—	(499,915)	—	—
Change in net assets from distributions	—	(541,104)	—	—
Change in net assets from capital transactions	21,982,647	1,577,035	(1,758,529)	(823,482)
Change in net assets	26,145,535	(122,470)	749,202	(2,103,020)
Net Assets:
Beginning of period	17,322,909	17,445,379	14,979,774	17,082,794
End of period	$43,468,444	$17,322,909	$15,728,976	$14,979,774
Accumulated net investment income (loss)	$(117,095)	$(29,995)	$(125,097)	$(81,420)
Capital Transactions:
Class A
Proceeds from shares issued	$12,709,352	$1,410,220	$1,157,744	$697,529
Dividends reinvested	—	18,894	—	—
Cost of shares redeemed	(992,999)	(20,401)	(123,286)	(617,595)
Redemption Fees	4,907	106	—	—
Class C
Proceeds from shares issued	4,306,937	329,460	53,960	2,039
Dividends reinvested	—	12,362	—	—
Cost of shares redeemed	(36,100)	(57,307)	—	(1,982)
Redemption Fees	257	—	—	40
Class I
Proceeds from shares issued	10,064,058	499,709	76,742	106,891
Dividends reinvested	—	392,945	—	—
Cost of shares redeemed	(4,073,866)	(1,013,412)	(2,923,689)	(1,010,404)
Redemption Fees	101	4,459	—	—
Change in net assets from capital transactions	$21,982,647	$1,577,035	$(1,758,529)	$(823,482)
Share Transactions:
Class A
Issued	1,128,105	137,611	115,238	68,314
Reinvested	—	2,179	—	—
Redeemed	(89,124)	(1,970)	(12,366)	(70,500)
Class C
Issued	381,618	33,052	5,477	216
Reinvested	—	1,439	—	—
Redeemed	(3,166)	(5,854)	—	(216)
Class I
Issued	914,895	44,023	7,913	11,092
Reinvested	—	45,166	—	—
Redeemed	(356,854)	(100,987)	(280,014)	(113,448)
Change in shares	1,975,474	154,659	(163,752)	(104,542)

See accompanying notes to financial statements

Mirae Asset Discovery Funds
Statements of Changes in Net Assets	For the Periods Indicated

	Global Great Consumer Fund		Global Dynamic Bond Fund
	Year Ended April 30, 2013	For the period Jan. 31, 2012(a) through Apr. 30, 2012	Year Ended April 30, 2013	For the period Feb. 29, 2012(a) through Apr. 30, 2012
From Investment Activities:
Operations:
Net investment income (loss)	$(7,624)	$(7,396)	$316,960	$44,069
Net realized gains (losses) on investments and foreign currency transactions	75,692	140,459	105,646	(40,664)
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	72,346	1,115,064	435,104	10,262
Change in net assets resulting from operations	140,414	1,248,127	857,710	13,667
Distributions to Shareholders From:
Net investment income
Class A	(162)	—	(10,049)	(1,459)
Class C	—	—	(7,071)	(958)
Class I	(18,552)	—	(238,054)	(32,514)
Net realized gains on investments
Class A	(7,642)	—	(946)	—
Class C	(7,642)	—	(942)	—
Class I	(107,037)	—	(18,919)	—
Change in net assets from distributions	(141,035)	—	(275,981)	(34,931)
Change in net assets from capital transactions	(545,110)	8,000,000	2,640,047	11,027,128
Change in net assets	(545,731)	9,248,127	3,221,776	11,005,864
Net Assets:
Beginning of period	9,248,127	—	11,005,864	—
End of period	$8,702,396	$9,248,127	$14,227,640	$11,005,864
Accumulated net investment income (loss)	$(21,276)	$13,194	$10,396	$12,830
Capital Transactions:
Class A
Proceeds from shares issued	$83,190	$500,000	$—	$500,000
Dividends reinvested	7,804	—	10,994	1,459
Cost of shares redeemed	(115)	—	—	—
Redemption Fees	1	—	—	—
Class C
Proceeds from shares issued	21,770	500,000	33,000	500,000
Dividends reinvested	7,642	—	8,013	958
Redemption Fees	—	—	—	—
Class I
Proceeds from shares issued	238,794	7,000,000	2,922,169	10,000,000
Dividends reinvested	98,649	—	198,631	24,711
Cost of shares redeemed	(1,002,845)	—	(532,760)	—
Redemption Fees	—	—	—	—
Change in net assets from capital transactions	$(545,110)	$8,000,000	$2,640,047	$11,027,128
Share Transactions:
Class A
Issued	7,756	50,000	—	50,000
Reinvested	727	—	1,061	146
Redeemed	(10)	—	—	—
Class C
Issued	1,985	50,000	3,171	50,000
Reinvested	716	—	774	96
Class I
Issued	21,006	700,000	278,010	1,000,000
Reinvested	9,185	—	19,153	2,479
Redeemed	(89,939)	—	(50,842)	—
Change in shares	(48,574)	800,000	251,327	1,102,721

(a)

Commencement of operations.

See accompanying notes to financial statements

Mirae Asset Discovery Funds
Financial Highlights FOR THE PERIODS INDICATED	Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)(a)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratio of Gross Expenses to Average Net Assets(b)	Net Assets at End of Period (000's)	Portfolio Turnover(a,c)
EM Sector Leader Fund
Class A
Year Ended April 30, 2013	$9.35	0.03	0.24	0.27	—	—	—	$ 9.62	2.89%	1.85%	0.32%	5.30%	$ 1,247	165%
Year Ended April 30, 2012	$11.36	(0.01)(d)	(1.64)	(1.65)	—	(0.36)	(0.36)	$ 9.35	(14.00)%	1.85%	(0.13)%	6.82%	$ 1,136	262%
September 24, 2010(e) through April 30, 2011	$10.00	(0.04)	1.43	1.39	—	(0.03)	(0.03)	$11.36	13.94%	1.85%	(0.65)%	8.06%	$ 583	172%
Class C
Year Ended April 30, 2013	$9.23	(0.05)	0.25	0.20	—	—	—	$ 9.43	2.17%	2.60%	(0.32)%	7.39%	$ 545	165%
Year Ended April 30, 2012	$11.31	(0.08)(d)	(1.64)	(1.72)	—	(0.36)	(0.36)	$ 9.23	(14.70)%	2.60%	(0.88)%	7.32%	$ 797	262%
September 24, 2010(e) through April 30, 2011	$10.00	(0.08)	1.42	1.34	—	(0.03)	(0.03)	$11.31	13.44%	2.60%	(1.38)%	8.75%	$ 639	172%
Class I
Year Ended April 30, 2013	$9.39	0.06	0.24	0.30	—	—	—	$ 9.69	3.19%	1.60%	0.59%	3.60%	$14,243	165%
Year Ended April 30, 2012	$11.39	0.01(d)	(1.65)	(1.64)	—(f)	(0.36)	(0.36)	$ 9.39	(13.85)%	1.60%	0.15%	4.31%	$16,484	262%
September 24, 2010(e) through April 30, 2011	$10.00	(0.02)	1.44	1.42	—	(0.03)	(0.03)	$11.39	14.24%	1.60%	(0.37)%	4.64%	$16,488	172%
Asia Sector Leader Fund
Class A
Year Ended April 30, 2013	$9.59	—(f)	1.09	1.09	—	—	—	$10.68	11.37%	1.80%	(0.29)%	5.42%	$ 1,552	173%
Year Ended April 30, 2012	$11.04	(0.07)(d)	(1.38)	(1.45)	—	—(f)	—(f)	$ 9.59	(13.12)%	1.80%	(0.75)%	8.38%	$ 828	322%
September 24, 2010(e) through April 30, 2011	$10.00	(0.06)	1.11	1.05	—	(0.01)	(0.01)	$11.04	10.46%	1.80%	(0.94)%	8.43%	$ 561	194%
Class C
Year Ended April 30, 2013	$9.49	(0.09)	1.09	1.00	—	—	—	$10.49	10.54%	2.55%	(0.91)%	8.03%	$ 592	173%
Year Ended April 30, 2012	$11.00	(0.14)(d)	(1.37)	(1.51)	—	—(f)	—(f)	$ 9.49	(13.71)%	2.55%	(1.47)%	9.43%	$ 536	322%
September 24, 2010(e) through April 30, 2011	$10.00	(0.10)	1.11	1.01	—	(0.01)	(0.01)	$11.00	10.06%	2.55%	(1.69)%	9.18%	$ 556	194%
Class I
Year Ended April 30, 2013	$9.64	(0.01)	1.14	1.13	—	—	—	$10.77	11.72%	1.55%	0.13%	3.96%	$ 9,685	173%
Year Ended April 30, 2012	$11.07	(0.04)(d)	(1.39)	(1.43)	—	—(f)	—(f)	$ 9.64	(12.91)%	1.55%	(0.47)%	4.90%	$11,607	322%
September 24, 2010(e) through April 30, 2011	$10.00	(0.04)	1.12	1.08	—	(0.01)	(0.01)	$11.07	10.76%	1.55%	(0.65)%	4.89%	$11,151	194%
EM Great Consumer Fund
Class A
Year Ended April 30, 2013	$10.71	(0.05)(d)	1.45	1.40	—	—	—	$12.11	13.07%	1.85%	(0.47)%	3.67%	$14,799	56%
Year Ended April 30, 2012	$11.95	(0.04)(d)	(0.84)	(0.88)	—	(0.36)	(0.36)	$10.71	(6.61)%	1.85%	(0.43)%	6.84%	$ 1,965	110%
November 4, 2010(e) through April 30, 2011	$11.00	(0.04)	0.99	0.95	—	—	—	$11.95	8.64%	1.85%	(0.75)%	8.44%	$ 546	138%
Class C
Year Ended April 30, 2013	$10.58	(0.13)(d)	1.42	1.29	—	—	—	$11.87	12.19%	2.60%	(1.19)%	5.06%	$ 5,441	56%
Year Ended April 30, 2012	$11.91	(0.12)(d)	(0.85)	(0.97)	—	(0.36)	(0.36)	$10.58	(7.40)%	2.60%	(1.18)%	8.20%	$ 846	110%
November 4, 2010(e) through April 30, 2011	$11.00	(0.07)	0.98	0.91	—	—	—	$11.91	8.27%	2.60%	(1.47)%	9.11%	$ 611	138%
Class I
Year Ended April 30, 2013	$10.75	(0.02)(d)	1.45	1.43	—	—	—	$12.18	13.30%	1.60%	(0.15)%	3.36%	$23,229	56%
Year Ended April 30, 2012	$11.96	(0.02)(d)	(0.83)	(0.85)	—	(0.36)	(0.36)	$10.75	(6.35)%	1.60%	(0.20)%	4.24%	$14,512	110%
September 24, 2010(e) through April 30, 2011	$10.00	(0.03)	1.99	1.96	—	—	—	$11.96	19.60%	1.60%	(0.62)%	4.70%	$16,289	138%

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)  Calculated using the average shares method.

(e)  Commencement of operations.

(f)   Amount is less than $0.005.

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Financial Highlights FOR THE PERIODS INDICATED	Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)(a)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratio of Gross Expenses to Average Net Assets(b)	Net Assets at End of Period (000's)	Portfolio Turnover(a,c)
Asia Great Consumer Fund
Class A
Year Ended April 30, 2013	$ 9.56	(0.08)(d)	1.73	1.65	—	—	—	$11.21	17.26%	1.80%	(0.85)%	5.38%	$ 1,714	77%
Year Ended April 30, 2012	$10.24	(0.09)	(0.59)	(0.68)	—	—	—	$ 9.56	(6.64)%	1.80%	(0.81)%	7.38%	$ 478	205%
November 4, 2010(e) through April 30, 2011	$10.62	(0.06)	(0.32)	(0.38)	—	—	—	$10.24	(3.58)%	1.80%	(1.38)%	8.55%	$ 535	238%
Class C
Year Ended April 30, 2013	$ 9.46	(0.15)(d)	1.68	1.53	—	—	—	$10.99	16.17%	2.55%	(1.59)%	8.15%	$ 578	77%
Year Ended April 30, 2012	$10.20	(0.14)	(0.60)	(0.74)	—	—	—	$ 9.46	(7.25)%	2.55%	(1.57)%	9.21%	$ 445	205%
November 4, 2010(e) through April 30, 2011	$10.62	(0.10)	(0.32)	(0.42)	—	—	—	$10.20	(3.95)%	2.55%	(2.13)%	9.32%	$ 480	238%
Class I
Year Ended April 30, 2013	$ 9.60	(0.06)(d)	1.73	1.67	—	—	—	$11.27	17.40%	1.55%	(0.61)%	3.57%	$13,438	77%
Year Ended April 30, 2012	$10.25	(0.06)	(0.59)	(0.65)	—	—	—	$ 9.60	(6.34)%	1.55%	(0.57)%	4.20%	$14,056	205%
September 24, 2010(e) through April 30, 2011	$10.00	(0.05)	0.30	0.25	—	—	—	$10.25	2.50%	1.55%	(1.13)%	4.57%	$16,068	238%
Global Great Consumer Fund
Class A
Year Ended April 30, 2013	$11.56	(0.02)	0.19	0.17	—(f)	(0.15)	(0.15)	$11.58	1.63%	1.78%(g)	(0.27)%	6.70%	$ 677	108%
January 31, 2012(e) through April 30, 2012	$10.00	(0.01)	1.57	1.56	—	—	—	$11.56	15.60%	1.85%	(0.52)%	8.13%	$ 578	26%
Class C
Year Ended April 30, 2013	$11.53	(0.10)	0.19	0.09	—	(0.15)	(0.15)	$11.47	0.90%	2.53%(g)	(1.00)%	7.62%	$ 605	108%
January 31, 2012(e) through April 30, 2012	$10.00	(0.03)	1.56	1.53	—	—	—	$11.53	15.30%	2.60%	(1.27)%	8.89%	$ 577	26%
Class I
Year Ended April 30, 2013	$11.56	0.03	0.18	0.21	(0.03)	(0.15)	(0.18)	$11.59	1.93%	1.54%(g)	(0.01)%	3.65%	$ 7,421	108%
January 31, 2012(e) through April 30, 2012	$10.00	(0.01)	1.57	1.56	—	—	—	$11.56	15.60%	1.60%	(0.27)%	4.93%	$ 8,094	26%
Global Dynamic Bond Fund
Class A
Year Ended April 30, 2013	$ 9.98	0.25(d)	0.49	0.74	(0.20)	(0.02)	(0.22)	$10.50	7.44%	1.18%(g)	2.40%	6.33%	$ 538	128%
February 29, 2012(e) through April 30, 2012	$10.00	0.04	(0.03)	0.01	(0.03)	—	(0.03)	$ 9.98	0.09%	1.25%	2.22%	8.32%	$ 500	18%
Class C
Year Ended April 30, 2013	$ 9.98	0.17(d)	0.49	0.66	(0.14)	(0.02)	(0.16)	$10.48	6.62%	1.93%(g)	1.65%	7.05%	$ 566	128%
February 29, 2012(e) through April 30, 2012	$10.00	0.03	(0.03)	—	(0.02)	—	(0.02)	$ 9.98	(0.01)%	2.00%	1.47%	9.08%	$ 500	18%
Class I
Year Ended April 30, 2013	$ 9.98	0.27(d)	0.50	0.77	(0.22)	(0.02)	(0.24)	$10.51	7.74%	0.93%(g)	2.64%	2.88%	$13,124	128%
February 29, 2012(e) through April 30, 2012	$10.00	0.04	(0.03)	0.01	(0.03)	—	(0.03)	$ 9.98	0.13%	1.00%	2.47%	4.82%	$10,006	18%

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)  Calculated using the average shares method.

(e)  Commencement of operations.

(f)   Amount is less than $0.005.

(g)  The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2012 and the higher limit in effect prior to that date. See Note 4 to the financial statements for additional discussion.

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2013

1.	Organization

Mirae Asset Discovery Funds (the "Trust") is organized as a Delaware statutory trust pursuant to a Declaration of Trust dated April 7, 2010. The Trust is registered as an open-end investment company under the Investment Company Act of 1940 (the "1940 Act"). As of April 30, 2013, the Trust is comprised of the following six funds: Emerging Markets Sector Leader Fund ("EM Sector Leader Fund") (formerly the "Global Emerging Markets Sector Leader Fund"), Asia Sector Leader Fund, Emerging Markets Great Consumer Fund ("EM Great Consumer Fund") (formerly the "Global Emerging Markets Great Consumer Fund"), Asia Great Consumer Fund, Global Great Consumer Fund and Global Dynamic Bond Fund. Each may be referred to individually as a "Fund" and collectively as the "Funds."

The EM Sector Leader Fund, Asia Sector Leader Fund, EM Great Consumer Fund, Asia Great Consumer Fund and Global Great Consumer Fund are each classified as diversified under the 1940 Act. The Global Dynamic Bond Fund is classified as non-diversified under the 1940 Act. The Funds are authorized to issue an unlimited number of shares of beneficial interest of no par value. Each Fund offers three classes of shares: Class A Shares, Class C Shares, and Class I Shares. Class A, Class C and Class I Shares are identical except as to sales charges, distribution and other expenses borne by each class and voting rights on matters affecting a single class of Shares, and the exchange privilege of each class of shares. Class A Shares of the Funds have a maximum sales charge of 5.75% (4.50% for Class A Shares of Global Dynamic Bond Fund) as a percentage of the offering price. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum deferred sales charge of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class I Shares of the Funds.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnification. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, the Trust expects any risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation

The Funds record investments at fair value. Fair value is defined as the price that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Equity securities (e.g., preferred and common stocks), exchange-traded funds and rights listed on a national securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at their last sale price on the relevant exchange as of the close of regular trading on that exchange. All equity securities that are not traded on a listed exchange or automated quotation system are valued at the last sale price at the close of the U.S. market (i.e., usually the close of the regular trading on the New York Stock Exchange (“NYSE”)) on each day the NYSE is open for trading. On a day that a security does not trade, then the mean between the bid and the asked prices will be used as long as it continues to reflect the value of the security. In the event that market quotations are not readily available, or if the mean between the bid and the asked prices of a non-exchange listed security does not reflect the value of the security, “fair value” of the security will be determined in accordance with fair value procedures approved by the Board of Trustees of the Trust (the “Board”, and the members thereof, the “Trustees”).

Fixed-income securities, other than U.S. Government and agency securities, are generally valued by using market quotations or a matrix method provided by an independent pricing service. U.S. Government and agency securities are valued at the mean of the bid and asked quotes for those instruments. Fixed-income securities maturing within 60 days may be valued at amortized cost, which approximates fair value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. In the absence of available quotations fixed income securities will be priced at fair value determined in accordance with fair value procedures approved by the Board.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2013

Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries, market maker prices are used since they are the most representative of the daily trading activity. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. Securities not traded on a particular day are valued at the mean between the last reported bid and asked quotes, or the last sale price where appropriate; otherwise fair value will be determined in accordance with fair value procedures approved by the Board.

The Funds may invest in American Depositary Receipts ("ADRs") as well as other 'hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). These depositary receipts are certificates evidencing ownership of shares of a foreign issuer, and serve as an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date as provided by an independent pricing service or reporting agency.

Redeemable securities issued by open-end investment companies are valued at the last calculated net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities as described above.

Securities for which market quotations are not readily available (including securities for which Mirae Asset Global Investments (USA) LLC (the "Advisor") determines that the closing market prices do not represent the securities' current value because of an intervening "significant event") will be valued at fair value pursuant to valuation procedures approved by the Board. Circumstances in which market quotations may not be readily available include, but are not limited to, when the security's trading has been halted or suspended, when the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, or a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates the net asset value. The Advisor believes that foreign securities values may be affected by volatility that occurs in global markets on a trading day after the close of any given foreign securities markets. The fair valuation procedures, therefore, include a procedure whereby foreign securities prices may be "fair valued" by an independent pricing service or by the Advisor's Valuation Committee, in accordance with a valuation policy approved by the Board to take those factors into account.

Each Fund uses fair value pricing to seek to ensure that such Fund's net asset value reflects the value of its underlying portfolio securities. There can be no assurance, however, that a fair value used by a Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security's valuation may differ depending on the method used for determining value. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund's net asset value by short term traders.

The valuation techniques described above maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

•

Level 1 — quoted prices in active markets for identical assets

•

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•

Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investment)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2013

Pursuant to the valuation procedures noted previously, equity securities and exchange-traded funds (including foreign equity securities) are generally categorized as a Level 1 security in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as a Level 2 security). Fixed-income securities (including foreign bonds) and rights are all generally categorized as Level 2 securities in the fair value hierarchy.

A summary of the valuations as of April 30, 2013, based upon the three levels defined above, are included in the table below:

	Level 1	Level 2	Level 3	Total Investments
Emerging Markets Sector Leader Fund
Common Stocks*	$14,881,059	$–	$–	$14,881,059
Preferred Stocks*	813,614	–	–	813,614
Total Investments	$15,694,673	$–	$–	$15,694,673

Asia Sector Leader Fund
Common Stocks*	$11,671,179	$–	$–	$11,671,179
Total Investments	$11,671,179	$–	$–	$11,671,179

Emerging Markets Great Consumer Fund
Common Stocks*	$38,382,214	$–	$–	$38,382,214
Preferred Stocks*	1,306,168	–	–	1,306,168
Total Investments	$39,688,382	$–	$–	$39,688,382

Asia Great Consumer Fund
Common Stocks*	$15,440,624	$–	$–	$15,440,624
Total Investments	$15,440,624	$–	$–	$15,440,624

Global Great Consumer Fund
Common Stocks*	$8,123,694	$–	$–	$8,123,694
Preferred Stock*	185,632	–	–	185,632
Total Investments	$8,309,326	$–	$–	$8,309,326

Global Dynamic Bond Fund
Convertible Corporate Bond	$–	$991,250	$–	$991,250
Exchange Traded Funds	540,400	–	–	540,400
Foreign Bonds	–	417,919	–	417,919
Supernational Bank	–	221,233	–	221,233
U.S. Treasury Obligations	–	3,505,900	–	3,505,900
Yankee Dollar Bonds	–	7,492,697	–	7,492,697
Total Investments	$540,400	$12,628,999	$–	$13,169,399

(*) For detailed industry classifications, see accompanying Schedules of Portfolio Investments.

For the period ended April 30, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2013

Transfers that occurred from Level 2 to Level 1 on recognition dates due to application of systematic fair value procedures affecting certain international portfolio holdings are as follows:

Transfers from Level 2 to Level 1
Emerging Markets Sector Leader Fund
Common Stocks	$2,909,991
Asia Sector Leader Fund
Common Stocks	$3,548,941
Emerging Markets Great Consumer Fund
Common Stocks	$10,891,200
Asia Great Consumer Fund
Common Stocks	$6,842,088
Global Great Consumer Fund
Common Stocks	$535,551
Global Dynamic Bond Fund
Total Investments	$–

There were no transfers from Level 1 to Level 2 on the recognition dates.

Cash Equivalents

The Funds consider all unpledged temporary cash investments with a maturity date at the time purchase of three months or less to be cash equivalents.

Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Financial instruments and other assets and liabilities of a Fund denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of financial instruments, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transaction. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market values of financial instruments. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from transactions in financial instruments and foreign currencies, currency exchange fluctuations between the trade and settlement date of such transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including financial instruments, resulting from changes in currency exchange rates.

The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Investment Transactions and Related Income

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations

Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective funds based upon relative net assets or another reasonable basis.

The investment income, expenses (other than class specific expenses charge to a class), realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Distributions to Shareholders

Each of the Funds (except Global Dynamic Bond Fund) intends to declare and distribute net investment income at least annually, if any. The Global Dynamic Bond Fund declares and distributed dividends from net investment income on a monthly basis. In addition, each Fund intends to distribute net realized capital gains, if any, annually.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2013

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net ordinary loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales, tax treatment of passive foreign investment companies (PFICs)) do not require a reclassification.

Redemption Fee

A redemption fee of 2.00% is charged and recorded as capital for any shares redeemed after being held for less than 60 days. This fee does not apply to shares that were acquired through reinvestment of dividends or distributions. Redemption Fees collected for the period ended April 30, 2013, are reflected on the Statements of Changes in Net Assets as "Redemption Fees".

Federal Income Taxes

Each Fund intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Each Fund intends to make timely distributions in order to avoid tax liability.

Management of the Funds has evaluated tax positions taken or expected to be taken in the course of preparing each Fund's tax returns to determine whether it is more-likely-than-not (i.e., great than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in tax years remain subject to examination by tax authorities (generally three years for federal income tax purposes). The determination has been made that there are not any uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is not impact to the Funds' financial statements.

3.	Derivatives

Futures

Each Fund may engage in transactions in futures contracts, which are standardized, exchange-traded contracts that obligate a purchase to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. A Fund may enter into futures contracts in an effort to hedge against market risks. In addition, the Global Dynamic Bond Fund may enter into currency forward futures contracts, which are financial contracts to trade a specific foreign currency at an agreed exchange rate at a future date, generally under a standing binding agreement which may be traded on U.S. and non-U.S. exchanges. A currency forward contract will generally reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased.

Upon purchasing or selling a futures contract, a Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each date thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day, or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.

The primary risks associated with the use of futures are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the inability of a Fund’s Advisor to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2013

No open futures contracts were held by the Funds as of April 30, 2013. During the period ended April 30, 2013, the effect of derivative instruments on the Funds’ Statements of Operations were as follows:

Realized Gain(Loss) on Derivatives Recognized as a Result from Operations
Net Realized Gains from Futures Transactions
Global Dynamic Bond Fund
Interest Rate Exposure	$2,858

4.	Transactions with Affiliates and other Servicing Arrangements

The Trust, on behalf of each Fund, has entered into an Investment Management Agreement between the Advisor and the Trust (the "Investment Management Agreement"). Under this agreement, each Fund pays the Advisor a fee at an annualized rate of the average daily net assets of each Fund as listed below:

EM Sector Leader Fund	1.05%

Asia Sector Leader Fund	1.00%

EM Great Consumer Fund	1.05%

Asia Great Consumer Fund	1.00%

Global Great Consumer Fund	0.95%	*

Global Dynamic Bond Fund	0.65%	*

*	Fees in effect as of August 28, 2012. Prior to that date, the fee was 1.05% for Global Great Consumer Fund and 0.75% for Global Dynamic Bond Fund.

The Advisor, with respect to each of EM Sector Leader Fund, Asia Sector Leader Fund, EM Great Consumer Fund and Asia Great Consumer Fund, has entered into a sub-management agreement with Mirae Asset Global Investments (Hong Kong) Ltd. ("Mirae Asset Hong Kong" or the "Sub-Manager") to manage all or a portion of the investments of each Fund.

The Advisor has contractually agreed to waive advisory expenses and otherwise reimburse expenses of the Funds in order to limit the annual operating expenses (excluding interest expense, taxes, brokerage commissions, acquired fund fees and expenses and certain other Fund expenses) through August 31, 2013 as follows:

EM Sector Leader Fund Class A	1.85%	Asia Great Consumer Fund Class A	1.80%
EM Sector Leader Fund Class C	2.60%	Asia Great Consumer Fund Class C	2.55%
EM Sector Leader Fund Class I	1.60%	Asia Great Consumer Fund Class I	1.55%

Asia Sector Leader Fund Class A	1.80%	Global Great Consumer Fund Class A	1.75%	*
Asia Sector Leader Fund Class C	2.55%	Global Great Consumer Fund Class C	2.50%	*
Asia Sector Leader Fund Class I	1.55%	Global Great Consumer Fund Class I	1.50%	*

EM Great Consumer Fund Class A	1.85%	Global Dynamic Bond Fund Class A	1.15%	*
EM Great Consumer Fund Class C	2.60%	Global Dynamic Bond Fund Class C	1.90%	*
EM Great Consumer Fund Class I	1.60%	Global Dynamic Bond Fund Class I	0.90%	*

*	Limit in effect as of August 28, 2012. Prior to that date, the expense limitations for each class of shares were 0.10% higher than those stated above.

Additionally, pursuant to the expense limitation agreement, each Fund has agreed to repay amounts waived or reimbursed by the Advisor with respect to such Fund for a period of up to three fiscal years after such waiver or reimbursement was made. Such repayments are subject to approval by the Trust's Board, and are permissible to the extent such repayments would not cause the expenses of a Fund to exceed the limits described above. As of April 30, 2013, the repayments that may potentially be made by the Funds are as follows:

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2013

	Expires 4/30/14	Expires 4/30/15	Expires 4/30/16	Total
EM Sector Leader Fund	$259,921	$464,702	$369,558	1,094,181
Asia Sector Leader Fund	228,588	384,837	335,878	949,303
EM Great Consumer Fund	261,596	449,435	463,112	1,174,143
Asia Great Consumer Fund	249,764	428,164	333,094	1,011,022
Global Great Consumer Fund	–	76,617	213,482	290,099
Global Dynamic Bond Fund	–	74,008	270,261	344,269

Citi Fund Services Ohio, Inc. ("Citi"), a wholly owned subsidiary of Citibank, N.A., serves as the Trust's administrator, transfer agent and fund accounting agent and receives fees for such services in accordance with a master services agreement with the Trust, on behalf of the Funds. Citi will also receive fees for certain additional services and reimbursement for out-of-pocket expenses. Citi agreed to waive a portion of its fees during the six month period March 1, 2012 through August 31, 2012. These waived amounts are presented on each Fund's Statement of Operations under the caption "Waivers and/or reimbursements from the administrator and Affiliates". Citibank, N.A. serves as custodian for the Funds. For its services as custodian, the Funds pay Citibank, N.A. a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges. Such percentages vary by the jurisdiction in which the assets are held. The Funds have an uncommitted $5,000,000 demand line of credit facility with Citibank, N.A.; borrowings under this facility bear interest at rates determined at the time of such borrowings, if any. There were no borrowings under the facility during the period ended April 30, 2013.

Funds Distributor, LLC (the "Distributor") serves as the distributor of each Fund.  The Trust, on behalf of each Fund, has adopted plans with respect to Class A and Class C Shares that allow each Fund to pay distribution fees for marketing, distribution and sale of those share classes under Rule 12b-1 of the 1940 Act, and shareholder servicing fees for certain services provided to its shareholders. Class A Shares pay a 12b-1 fee at an annual rate of 0.25% of average daily net assets. Class C Shares pay a 12b-1 fee at an annual rate of 1.00% of average daily net assets. The Distributor may use up to 0.25% for shareholder servicing of Class C Shares and up to 0.75% may be used for distribution of Class C Shares. The distributor received commissions from the sale of Class A and Class C Shares of the Funds during the period ended April 30, 2013 as follows:

	Class A	Class C
EM Sector Leader Fund	$280	$–
EM Great Consumer Fund	7,179	–
Global Great Consumer Fund	102	–

For the period ended April 30, 2013, the brokerage commissions paid by each Fund to broker/dealers affiliated with the Advisor on the execution of each Fund's purchases and sales of portfolio investments are as follows:

	Name of Affiliated Broker/Dealer	Aggregate Amount of Brokerage Commissions Paid to Affiliate
EM Sector Leader Fund	Mirae Asset Securities (Hong Kong) Ltd.	$2,406
	Mirae Asset Securities Co., Ltd.	340
Asia Sector Leader Fund	Mirae Asset Securities (Hong Kong) Ltd.	3,363
	Mirae Asset Securities Co., Ltd.	944
EM Great Consumer Fund	Mirae Asset Securities (Hong Kong) Ltd.	591
	Mirae Asset Securities Co., Ltd.	840
Asia Great Consumer Fund	Mirae Asset Securities (Hong Kong) Ltd.	595
	Mirae Asset Securities Co., Ltd.	458
Global Great Consumer Fund	Mirae Asset Securities (Hong Kong) Ltd.	2,188
	Mirae Asset Securities (USA) Inc.	159
Global Dynamic Bond Fund	Mirae Asset Securities (USA) Inc.	177

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2013

Under the Fund Compliance and AML Services Agreement with the Trust, Foreside Compliance Services, LLC, an affiliate of the Distributor, provides a Chief Compliance Officer ("CCO") and an Anti-Money Laundering Compliance Officer as well as certain additional compliance support functions. Expenses incurred by each Fund are reflected on the Statements of Operations as "Compliance service fees".

Certain officers and Trustees of the Trust are officers of the Advisor or Citi and receive no compensation from the Funds for such services.

5.	Securities Transactions
The cost of security purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition) during the period ended April 30, 2013 were as follows:

	Purchases	Sales
EM Sector Leader Fund	$26,714,972	$28,672,150
Asia Sector Leader Fund	21,428,492	24,905,771
EM Great Consumer Fund	32,406,848	13,444,660
Asia Great Consumer Fund	11,127,594	12,237,584
Global Great Consumer Fund	8,744,134	9,676,874
Global Dynamic Bond Fund	14,364,087	14,351,120

The cost of U.S. government security purchases and the proceeds from the sale of U.S. government securities (excluding securities maturing less than one year from acquisition) during the period ended April 30, 2013 were as follows:

	Purchases	Sales
Global Dynamic Bond Fund	$3,376,371	$2,579,777

6.	Investment Risks

Foreign Securities Risk

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risk arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Emerging Markets Risks

The risks of foreign investments are typically greater in less developed countries. Risks of investment in developing or emerging economies and markets include (i) less social, political, and economic stability; (ii) the smaller size of the securities markets and the lower volume of trading, which may result in a lack of liquidity and in great price volatility; (iii) certain national policies that may restrict the Funds' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the funds' loss of their entire investment in that market; (iv) less developed legal and regulatory structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) inaccurate, incomplete or misleading financial information on companies in which the Funds invest; (vi) securities of companies may trade at prices not consistent with traditional valuation measures; (vii) limitations on foreign ownership, which may impact the price of a security purchased or held by the Funds; and (viii) higher levels of inflation, deflation or currency devaluation relative to more developed markets.

Concentration Risk

Concentration risk results from maintaining exposure to a limited number of issuers, industries, market sectors, countries or geographical regions. A Fund that concentrates its investments will be more susceptible to risks associated with that concentration and will be more sensitive to adverse impact from credit risk relating to such issuers than a Fund that is more diversified. Funds that focus their investments in particular countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. These Funds may be more volatile than a more geographically diversified fund. The Schedule of Portfolio Investments provide information on each Fund's holdings, including industry and/or geographical composition, as relevant.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2013

7.	Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 ( the "1933 Act") or pursuant to the resale limitations provided by rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the prices at which they are valued. The Advisor determines the liquidity of a Fund's investments under the supervision of the Board of Trustees. At April 30, 2013, the Global Dynamic Bond Fund held restricted securities representing 22% of net assets, none of which have been deemed illiquid. The restricted securities held as of April 30, 2013 are identified below and are also presented in the Fund's Schedule of Portfolio Investments.

Security	% of Net Assets	Acquisition Date	Acquisition Cost	Principal Amount	Fair Value
Banco de Credito e Inversiones, 4.00%, 2/11/23	1.8%	2/6/13	$248,188	$250,000	$252,123
CNPC General Capital Ltd., 2.75%, 4/19/17	1.5%	4/12/12	199,982	200,000	208,222
Development Bank of Kazakhstan JSC, 4.13%, 12/10/22	1.7%	2/6/13	248,490	250,000	247,625
Hana Bank, 3.50%, 10/25/17	3.8%	4/19/12	499,700	500,000	535,177
PhosAgro OAO, 4.20%, 2/13/18	1.4%	2/6/13	250,000	200,000	205,000
PT Pertamina, 4.88%, 5/3/22	1.9%	4/26/12	248,535	250,000	266,575
Samarco Mineracao SA, 4.13%, 11/1/22	2.8%	10/26/12	198,640	400,000	393,499
Turk EximBank, 5.88%, 4/24/19	2.0%	4/13/12	247,318	250,000	284,688
Turkiye Garanti Bankasi, 4.00%, 9/13/17	1.8%	9/6/12	248,045	250,000	263,125
VTB Bank OJSC, 6.95%, 10/17/22	1.5%	10/24/12	207,700	200,000	213,000

8.	Federal Income Tax Information

At April 30, 2013, the Funds had net capital loss carryforwards ('CLCFs") for federal income tax purposes which are available to reduce the future capital gain distributions to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward for an unlimited period capital losses incurred in taxable years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As the result of the rule, pre-enactment CLCFs may have an increased likelihood of expiring unused. Additionally, post-enactment CLCFs will retain their character as short-term or long-term capital losses rather than being considered all short-term under previous law.

Capital loss carryforwards subject to expiration:

Expires 2019
Asia Great Consumer Fund	$6,627

Capital loss carryforwards originating in current tax year and not subject to expiration:

	Short Term Amount	Long Term Amount	Total
EM Sector Leader Fund	$2,276,100	$287,870	$2,563,970
Asia Sector Leader Fund	190,979	–	190,979
EM Great Consumer Fund	785,999	–	785,999
Asia Great Consumer Fund	1,574,684	–	1,574,684

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2013

Under current tax law, capital losses and net investment losses realized after October 31 and December 31, respectively, of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds’ deferred losses are as follows:

	Post October Loss Deferred	Late Year Ordinary Loss Deferred	Total
Asia Sector Leader Fund	$–	$23,684	$23,684
EM Great Consumer Fund	266,755	115,087	381,842
Asia Great Consumer Fund	–	125,097	125,097
Global Great Consumer Fund	–	21,276	21,276

The tax character of dividends paid to shareholders during the tax year ended April 30, 2013 were as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Global Great Consumer Fund	$136,107	$4,928	$141,035	$141,035
Global Dynamic Bond Fund	274,265	1,716	275,981	275,981

The tax character of dividends paid to shareholders during the tax year ended April 30, 2012 were as follows:

	Ordinary Income	Total Taxable Distributions	Total Distributions Paid
EM Sector Leader Fund	$588,642	$588,642	$588,642
Asia Sector Leader Fund	1,282	1,282	1,282
EM Great Consumer Fund	541,104	541,104	541,104
Global Dynamic Bond Fund	34,931	34,931	34,931

As of April 30, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
EM Sector Leader Fund	$13,440	$–	$13,440	$(2,563,970)	$1,607,516	$(943,014)
Asia Sector Leader Fund	–	–	–	(214,663)	1,407,769	1,193,106
EM Great Consumer Fund	–	–	–	(1,167,841)	6,124,910	4,957,069
Asia Great Consumer Fund	–	–	–	(1,706,408)	3,800,600	2,094,192
Global Great Consumer Fund	–	83,014	83,014	(21,276)	1,187,410	1,249,148
Global Dynamic Bond Fund	79,048	37,581	116,629	–	445,366	561,995

At April 30, 2013, the tax cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
EM Sector Leader Fund	$14,069,401	$2,128,605	$(503,333)	$1,625,272
Asia Sector Leader Fund	10,244,487	1,617,276	(190,584)	1,426,692
EM Great Consumer Fund	33,357,462	7,039,016	(708,096)	6,330,920
Asia Great Consumer Fund	11,529,739	4,040,887	(130,002)	3,910,885
Global Great Consumer Fund	7,122,125	1,255,044	(67,843)	1,187,201
Global Dynamic Bond Fund	12,724,301	464,109	(19,011)	445,098

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2013

9.	New Accounting Pronouncement

In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of that entity’s financial statements to understand the effect of those arrangements on its financial position. ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU 2013-01 and ASU 2011-11 may have on the Funds’ financial statements.

10.	Control Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of April 30, 2013, each Fund has individual shareholder account and/or omnibus shareholder accounts (comprised of a group of individual shareholders), each of which is affiliated with the Advisor, and representing ownership as follows:

Beneficial Ownership
EM Sector Leader Fund	46%
Asia Sector Leader Fund	27%
Asia Great Consumer Fund	80%
Global Great Consumer Fund	67%
Global Dynamic Bond Fund	74%

11.	Subsequent Events
Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date of this filing. There are no subsequent events to report.

Mirae Asset Discovery Funds
April 30, 2013

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of the Mirae Asset Discovery Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Mirae Asset Discovery Funds (the “Funds”) comprised of the Emerging Markets Sector Leader Fund (formerly GEM Sector Leader Fund), Asia Sector Leader Fund, Emerging Markets Great Consumer Fund (formerly GEM Great Consumer Fund), Asia Great Consumer Fund, Global Great Consumer Fund, and Global Dynamic Bond Fund as of April 30, 2013, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years or periods then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mirae Asset Discovery Funds as of April 30, 2013, the results of their operations for the period then ended, the changes in their net assets for each of the two years then ended, and financial highlights for each of the three years or periods then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 27, 2013

Mirae Asset Discovery Funds
Supplemental Information (unaudited)	April 30, 2013

Additional Federal Income Tax Information

For the year ended April 30, 2013, the following Fund paid qualified dividend income for purposes of reduced individual federal tax rates of:

Amount
Global Great Consumer Fund	7.38%

For corporate shareholders the percentage of the total ordinary income dividends paid during the fiscal year ended April 30, 2013, qualify for the corporate dividends received deductions for the following Funds:

Amount
EM Sector Leader Fund	100.00%
Global Great Consumer Fund	22.74%

For the fiscal year ended April 30, 2013, the following Funds designated short-term capital gain distributions in the following amounts:

Amount
Global Great Consumer Fund	$122,321
Global Dynamic Bond Fund	19,092

For the fiscal year ended April 30, 2013, the following Funds designated long-term capital gain distributions:

Amount
Global Great Consumer Fund	$4,928
Global Dynamic Bond Fund	1,716

Mirae Asset Discovery Funds
Trustees and Officers (unaudited)	April 30, 2013

Board of Trustees:
Name and Year of Birth*	Position(s) Held with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held

Independent Trustees:

Enrique R. Arzac (1941)	Trustee and Chairman of the Audit Committee	2010 to present	Professor of Finance and Economics at the Graduate School of Business, Columbia University since 1971.	6

Director of The Adams Express Company; Director of Petroleum and Resources Corporation; Director of Credit Suisse Asset Management Funds (two closed-end and three open-end investment companies); Director of Epoch Holding Corporation (an investment management and investment advisory services company) from 2006 to March 2013; Director of Aberdeen Asset Management-advised Funds (six closed-end investment companies); Director of Starcomms PLC (telecommunications company) from 2008 to 2011.

John F. McNamara (1951)	Trustee and Chairman of the Board	2010 to present	President and Chief Compliance Officer of The Japan Fund from October 2002 to February 2008.	6	Director of Chirin Capital (hedge fund) from June 2004 to July 2011; Director of Progress Capital (hedge fund) from June 2005 to July 2011.

Keith M. Schappert (1951)	Trustee and Chairman of the Nominating and Governance Committee	2010 to present	President of Schappert Consulting LLC since March 2008; Vice Chairman of One Capital Management from March 2008 to October 2008; Vice Chairman, Asset Management Regional Head, Americas of Credit Suisse from November 2006 to March 2008.	6

Director of Metropolitan Series Fund, Inc. (investment management); Director of The Commonfund (investment management); Director of Trilogy Global Advisors (investment management) from December 2009 to December 2011; Director Soleil Securities Group, Inc. (investment research) from March 2008 to May 2009.

Interested Trustee:

Peter Graham (1964)	Trustee	March 2013 to present	Chief Executive Officer of Mirae Asset Global Investments (USA) LLC since March 2013 and Head of Product Development & Marketing since November 2009; Head of Product Development & Management (US) of Credit Suisse Asset Management from February 2007 to May 2008.	6	None

Mirae Asset Discovery Funds
Trustees and Officers (unaudited)	April 30, 2013

Officers:

Name and Year of Birth*	Position(s) Held with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years

Peter Graham (1964)	President	2011 to present

Chief Executive Officer of Mirae Asset Global Investments (USA) LLC since March 2013 and Head of Product Development & Marketing since November 2009; Head of Product Development & Management (US) of Credit Suisse Asset Management from February 2007 to May 2008.

Robert Shea (1966)	Secretary	March 2013 to present

Chief Operating Officer of Mirae Asset Global Investments (USA) LLC since March 2013 and Head of Finance and Operations from July 2009 to March 2013.  Chief Financial Officer of Gradient Partners, LP from September 2004 to June 2009.

Joel Engle (1965)	Treasurer	2010 to present	Senior Vice President of Citi Fund Services Ohio, Inc. since December 2007.

Patrick Keniston (1964)	Chief Compliance Officer	2010 to present	Director of Foreside Compliance Services, LLC since October 2008; Counsel of Citi Fund Services from March 2005 to October 2008.

*  The business address of each Trustee and Officer is One Bryant Park, New York, New York 10036.

The Funds’ Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and officers. The SAI is available without charge, upon request, by calling toll-free (888) 335-3417 or at http://investments.miraeasset.us.

Mirae Asset Discovery Funds

To Make Investments

Regular Mail:	Mirae Asset Discovery Funds P.O. Box 183165 Columbus, Ohio 43218-3165

Express, Registered or Certified Mail:	Mirae Asset Discovery Funds 3435 Stelzer Road Columbus, Ohio 43219

Phone Number:	(888) 335-3417

This report is submitted for the general information of the shareholders of the Mirae Asset Discovery Funds (the "Trust"). It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, visit http://investments.miraeasset.us

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free (888) 335-3417; and on the Securities and Exchange Commission’s (the “Commission”) website at sec.gov. Information regarding how each Fund (or the Funds) voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (888) 335-3417, and on the Trust’s website at http://investments.miraeasset.us.

The Trust files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Funds in this report are available, free of charge, on the Commission's website at sec.gov, or may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Mirae Asset Discovery Funds are distributed by Funds Distributor, LLC.

04/13

Item 2. Code of Ethics.

(a)

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

(b)

During the period covered by the report, with respect to the Registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)	The Registrant’s board of directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)	The audit committee financial expert is Enrique R. Arzac, who is “independent” for purposes of this Item 3 of Form N-CSR. Mr. Arzac was appointed to the board effective 2010.

Item 4. Principal Accountant Fees and Services.

For the fiscal years ended April 30, 2013 and April, 30 2012, the aggregate fees billed by Ernst & Young LLP for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year for the Registrant are shown in the tables below.

(a)	Audit Fees:

	2012	$90,500
	2013	$69,500

	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

	2012	$0
	2013	$0

	The fees for 2011 relate to the review of two N-1A filings and audit of the Registrant’s seed financial statements.

(c)	Tax Fees:

	2012	$25,600
	2013	$28,400

Represents the aggregate tax fee billed for professional services rendered by Ernst & Young, LLP for tax compliance, tax advice and tax planning. Such tax services included the review of income and excise tax returns for the Registrant. Tax fees for 2012 and 2013 are for recurring fees for the preparation of the federal and state tax returns and procedures performed relating to the Registrant’s analysis of complex securities. For 2013, the tax fees include a charge of $8,600 for preparation of final tax returns for two Funds which liquidated during the fiscal year.

(d)	All Other Fees:

	2012	$0
	2013	$0

For the fiscal years ended April 30, 2013 and April 30, 2012, there were no fees billed for professional services rendered by Ernst & Young LLP to the Registrant, other than the services reported in (a) through (c) of this item.

(e)(1)

Except as permitted by Rule 2-01 (c)(7)(i)(c) of Regulation S-X, the Mirae Asset Discovery Funds’ Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the Funds. Prior to the commencement of any audit or non-audit services to a Fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	None of the services summarized in (b)-(d) above, were approved by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(c) of Regulation S-X.

(f)	Not applicable

(g)

For the fiscal years ended April 30, 2013 and April 30, 2012, the Aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Advisers and any entity controlling, controlled by, or under common control with the Advisers that provided ongoing services to the Registrant were $0 and $0, respectively.

(h)	Not applicable

Item 5.

 Audit Committee of Listed Registrants.

Not applicable.

Item 6.

 Schedule of Investments.

(a)	Included as part of report to stockholders under Item 1.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

The Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached hereto.

(a)(2)

Separate certifications by the Registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

(a)(3)	Not applicable.

(b)

A certification by the Registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mirae Asset Discovery Funds

By (Signature and Title)*	/s/ Joel B. Engle
Joel B. Engle, Treasurer and Principal Financial Officer

Date	July 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Peter Graham
Peter Graham, President and Principal Executive Officer

Date	July 3, 2013

By (Signature and Title)*	/s/ Joel B. Engle
Joel B. Engle, Treasurer and Principal Financial Officer

Date	July 3, 2013

* Print the name and title of each signing officer under his or her signature.